UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________________________

SCHEDULE 14A

___________________________________

(RULE 14a-101)

SCHEDULE 14A INFORMTION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

OSR HOLDINGS, INC.

(Name of Registrant as Specified in its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

OSR HOLDINGS, INC.

10900 NE 4th Street, Suite 2300

Bellevue, WA 98004

NOTICE OF ANNUAL MEETING

TO BE HELD ON SEPTEMBER 17, 2025 AND PROXY STATEMENT

TO THE STOCKHOLDERS OF OSR HOLDINGS, INC.:

You are cordially invited to attend the annual meeting (together with any adjournments or postponements thereof, the “Annual Meeting”) of stockholders of OSR Holdings, Inc., a Delaware corporation (the “Company,” “we,” “us” or “our”), to be held at 9 a.m. Eastern time on September 17, 2025, at the office of the Company’s legal counsel, Drohan Lee LLP, located at 5 Penn Plaza, 19th Floor, New York, NY 10001, to consider and vote upon the following proposals:

1. Proposal 1 — Director Proposal:    A proposal to elect seven directors to the Company’s Board of Directors (the “Board”), each to serve until the next annual meeting of stockholders following this Annual Meeting or until each such director’s successor is elected and qualified, subject to his earlier death, resignation or removal (the “Director Proposal” or Proposal No. 1).

2. Proposal 2 — Executive Compensation Proposal:    A proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers (the “Executive Compensation Proposal” or Proposal No. 2).

3. Proposal 3 — Equity Plan Proposal:    A proposal to approve compensation terms and adopt share-based incentive sub-plans pursuant to the Company’s 2025 Omnibus Incentive Plan (“Omnibus Plan”) (the “Equity Plan Proposal” or Proposal No. 3).

4. Proposal 4 — Proposal to Exceed 20% Common Share Issuance Pursuant to Nasdaq Listing Rule 5635(d):    To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance by the Company of shares of its common stock (and/or securities convertible into or exercisable for common stock), in one or more non-public offerings, in an aggregate amount that may exceed 20% of the total number of shares of the Company’s common stock outstanding as of the date of issuance, at a price that is less than the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement, as determined in accordance with Nasdaq rules (the “Nasdaq 20% Issuance Proposal” or Proposal No. 4).

We will also consider and act upon any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

Each of the Director Proposal, the Executive Compensation Proposal, the Equity Plan Proposal, and the Nasdaq 20% Issuance Proposal (collectively, the “Current Proposals”), is more fully described in the accompanying proxy statement, which is being distributed or made available, as the case may be, to our stockholders on or about August 29, 2025.

Only shareholders of record as of the close of business on August 15, 2025, will be entitled to vote at the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL FOUR CURRENT PROPOSALS.

After careful consideration of all relevant factors, our Board has determined that the Current Proposals are advisable and recommends (as further detailed below) that you vote or give instruction to vote “FOR” the Current Proposals.

Enclosed is the proxy statement containing detailed information concerning the Current Proposals and the Annual Meeting. Whether or not you plan to attend the Annual Meeting, the Company urges you to read this material carefully and vote your shares.

By order of the Board of Directors,
/s/ Kuk Hyoun Hwang
Kuk Hyoun Hwang
Chairman of the Board of Directors
August 29, 2025

Your vote is important. Whether or not you attend the annual meeting, it is important that your shares be represented and voted at the meeting. Therefore, we urge you to promptly vote using the directions on your proxy card, or by signing, dating and returning the accompanying proxy card in the enclosed prepaid return envelope. If you decide to attend the annual meeting and you are a shareholder of record, you will be able to vote in person even if you have previously submitted your proxy. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the Annual Meeting, you must obtain a legal proxy issued in your name from that record holder.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on September 17, 2025: This notice of meeting and the accompanying proxy statement are available at https://osr-holdings.com/sec-filings.

MEETING INFORMATION:
DATE:	Wednesday, September 17, 2025
TIME:	9:00 A.M., Eastern Standard Time
PLACE:	The meeting will be held at the office of Drohan Lee LLP, located at 5 Penn Plaza, 19th Floor New York, NY 10001

PROXY STATEMENT — DATED AUGUST 29, 2025

OSR HOLDINGS, INC.

10900 NE 4th Street, Suite 2300

Bellevue, WA 98004

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 17, 2025

This proxy statement, along with the accompanying Notice of Annual Meeting, contains information about the annual meeting of stockholders (the “Annual Meeting”) of OSR Holdings, Inc. (f/k/a Bellevue Life Sciences Acquisition Corp.), including any adjournments or postponements thereof. We are holding the Annual Meeting at 9 a.m. Eastern time on September 17, 2025, at the office of the Company’s legal counsel, Drohan Lee LLP, located at 5 Penn Plaza, 19th Floor, New York, NY 10001.

In this proxy statement, we refer to OSR Holdings, Inc. as “the Company,” “we” and “us.”

This proxy statement relates to the solicitation of proxies by our Board of Directors (the “Board”) for use at the Annual Meeting to be held on September 17, 2025, is dated and will be distributed or made available, as the case may be, to our stockholders on or about August 29, 2025.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING

The Annual Meeting will be conducted for the sole purpose of considering and voting upon the following proposals:

1.      Proposal 1 — Director Proposal:    A proposal to elect seven directors to the Company’s Board of Directors (the “Board”), each to serve until the next annual meeting of stockholders following this Annual Meeting or until each such director’s successor is elected and qualified, subject to his earlier death, resignation or removal (the “Director Proposal” or Proposal No. 1).

2.      Proposal 2 — Executive Compensation Proposal:    A proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers (the “Executive Compensation Proposal” or Proposal No. 2).

3.      Proposal 3 — Equity Plan Proposal:    A proposal to approve compensation terms and adopt share-based incentive sub-plans pursuant to the Company’s 2025 Omnibus Incentive Plan (“Omnibus Plan”) (the “Equity Plan Proposal” or Proposal No. 3).

4.      Proposal 4 — Proposal to Exceed 20% Common Share Issuance Pursuant to Nasdaq Listing Rule 5635(d):    To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance by the Company of shares of its common stock (and/or securities convertible into or exercisable for common stock), in one or more non-public offerings, in an aggregate amount that may exceed 20% of the total number of shares of the Company’s common stock outstanding as of the date of issuance, at a price that may be less than the greater of book value or market value of the common stock, as determined in accordance with Nasdaq rules (the “Nasdaq 20% Issuance Proposal” or Proposal No. 4).

Each of the Current Proposals is more fully described in the accompanying proxy statement. The Annual Meeting will be held at the office of the Company’s legal counsel.

This proxy statement contains important information about the Annual Meeting and the proposals to be voted on at the Annual Meeting. Please read it carefully and submit your proxy to have your shares voted at the Annual Meeting or vote your shares in person at the Annual Meeting.

i

FORWARD-LOOKING STATEMENTS

This proxy statement contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this proxy statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and stockholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described under (1) under “Item 1A. Risk Factors” of (a) the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) on May 20, 2025, and (b) the Company’s Annual Report on Form 10-K filed with the SEC on April 22, 2025; and (3) in this proxy statement and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and stockholders’ value are beyond the Company’s ability to control or predict.

All such forward-looking statements speak only as of the date of this proxy statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Forward-Looking Statements” section.

RISK FACTORS

You should consider carefully all of the risks described below, together with the other information contained in the Quarterly Report on Form 10-Q filed with the SEC on May 20, 2025, in the Annual Report on Form 10-K filed with the SEC on April 22, 2025, and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in our prospectus and other reports we filed with the SEC and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the Annual Meeting, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Annual Meeting.

As previously disclosed on the Company’s Current Report filed on Form 8-K on February 21, 2025, on February 14, 2025 (the “Closing Date”), the Company completed its previously announced business combination (the “Business Combination”) with OSR Holdings Co., Ltd., a corporation organized under the laws of the Republic of Korea (“OSR”) pursuant to the Amended and Restated Business Combination Agreement, dated as of May 23, 2024, as amended on December 20, 2024 (the “Business Combination Agreement”), by and among the Company, OSR, each stockholder of OSR that executed a Participating Joinder thereto (each such person, a “Participating Stockholder”), and each stockholder of OSR that executed a Non-Participating Joinder thereto (each such person, a “Non-Participating Stockholder”, and together with the Participating Stockholders, the “OSR Stockholders”).

In connection with the Closing of the Business Combination, we changed our name from Bellevue Life Sciences Acquisition Corp. to OSR Holdings, Inc. and changed the trading symbols of our common stock and warrants from “BLAC” and “BLACW,” to “OSRH” and “OSRHW,” respectively. In connection with the Closing, any Units (which were trading under the symbol “BLACU”) that had not yet separated, were separated into their component shares of common stock and warrants and ceased trading.

At the 2025 Annual Meeting, stockholders will be asked to vote on several corporate governance and administrative matters related to the post-combination company, including the election of directors, an advisory vote on executive compensation, the adoption of equity incentive sub-plans under the Company’s Omnibus Plan, and the approval of a potential financing transaction pursuant to Nasdaq Listing Rule 5635(d). Therefore, our Board is submitting the proposals described in this proxy statement for the stockholders to vote upon. These proposals are more fully described in this proxy statement.

Why does the Company need to hold an annual meeting?

The meeting is being held to satisfy the annual meeting requirements of Nasdaq. Nasdaq Listing Rule 5620(a) requires that we hold an annual meeting of stockholders for the election of directors within 12 months after our fiscal year ended December 31, 2024.

What is being voted on?

You are being asked to vote on each of the proposals listed below:

1.      Proposal 1 — Director Proposal:    A proposal to elect seven directors to the Company’s Board of Directors, each to serve until the next annual meeting of stockholders following this Annual Meeting or until each such director’s successor is elected and qualified, subject to his earlier death, resignation or removal.

2.      Proposal 2 — Executive Compensation Proposal:    A proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

3.      Proposal 3 — Equity Plan Proposal:    A proposal to approve compensation terms and adopt share-based incentive sub-plans pursuant to the Company’s 2025 Omnibus Plan.

4.      Proposal 4 — Proposal to Exceed 20% Common Share Issuance Pursuant to Nasdaq Listing Rule 5635(d):    To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance by the Company of shares of its common stock (and/or securities convertible into or exercisable for common stock), in one or more non-public offerings, in an aggregate amount that may exceed 20% of the total number of shares of the Company’s common stock outstanding as of the date of issuance, at a price that is less than the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement, as determined in accordance with Nasdaq rules.

When and where is the Annual Meeting?

The Annual Meeting will be held at 9 a.m. Eastern time, on September 17, 2025, at the office of the Company’s legal counsel, Drohan Lee, LLP, located at 5 Penn Plaza, 19th Floor, New York, NY 10001.

How do I vote?

If you are a holder of record of Company common stock as of the close of business on August 15, 2025, including those shares held as a constituent part of our units, you may vote in person at the Annual Meeting or by submitting a proxy for the Annual Meeting. Whether or not you plan to attend the Annual Meeting, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. You may still attend the Annual Meeting and vote in person if you have already voted by proxy.

If your shares of Company common stock, including those shares held as a constituent part of our units, are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card prior to the date of the Annual Meeting or by voting in person at the Annual Meeting. Attendance at the Annual Meeting alone will not change your vote.

You also may revoke your proxy by sending a notice of revocation to the Company at 10900 NE 4th Street, Suite 2300, Bellevue, WA 98004, Attn: Jun Chul Whang.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes.

Will my shares be voted if I do not submit a proxy or vote in person?

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting. If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in “street name” and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above under “How Do I Vote?”, the bank, broker or other nominee that holds your shares may generally vote your shares without instruction on routine matters but not on non-routine matters. A broker “non-vote” occurs when your broker submits a proxy for your shares but does not indicate a vote for a particular “non-routine” proposal because your broker does not have authority to vote on that proposal and has not received specific voting instructions from you. To ensure your shares will be voted at the Annual Meeting in the manner that you desire, we encourage you to provide voting instructions to your bank, broker or other nominee.

What is a quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. Under our bylaws, at each meeting of stockholders, the presence in person or by proxy of the holders of one-third in voting power of the then outstanding shares of capital stock of the Corporation entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum.

Votes of stockholders of record who are present at the Annual Meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists. As of the Record Date, the presence in person or by proxy of the holders of one-third of shares of the issued and outstanding shares of common stock entitled to vote at the Annual Meeting would be required to achieve a quorum. If there is no quorum, the presiding officer of the Annual Meeting may adjourn the Annual Meeting to another date.

Who can vote at the Annual Meeting?

Only holders of record of the Company’s common stock, including the public shares (including shares held as a constituent part of our units) and the private shares, as of the close of business on August 15, 2025, (the “record date”), are entitled to have their vote counted at the Annual Meeting and any adjournments thereof. As of the record date, there were 21,585,360 shares of common stock outstanding and entitled to vote.

Stockholder of Record:    Shares Registered in Your Name. If on the record date your shares or units were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, the Company urges you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner:    Shares Registered in the Name of a Broker or Bank. If on the record date your shares or units were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting in person. However, since you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares of common stock.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. The Company has engaged Advantage Proxy, Inc. (“Advantage Proxy”) to assist in the solicitation of proxies for the Annual Meeting. The Company has agreed to pay Advantage Proxy a fee of $5,500. The Company will also reimburse Advantage Proxy for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Where do I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

OSR Holdings, Inc.

10900 NE 4th Street, Suite 2300

Bellevue, WA 98004

Attn: Jun Chul Whang

Email: jun.whang@osr-holdings.com

You may also contact the Company’s proxy solicitor at:

Advantage Proxy, Inc.

P.O. Box 10904

Yakima, WA 98909

Attn: Karen Smith

Toll Free Telephone: (877) 870-8565

Main Telephone: (206) 870-8565

E-mail: ksmith@advantageproxy.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

THE ANNUAL MEETING

Date, Time, Place and Purpose of the Annual Meeting

The Annual Meeting will be held at 9 a.m. Eastern time on September 17, 2025, at the office of the Company’s legal counsel, located at 5 Penn Plaza, 19th Floor, New York, NY 10001, to consider and vote upon the following proposals:

1.      Proposal 1 — Director Proposal:    A proposal to elect seven directors to the Company’s Board of Directors, each to serve until the next annual meeting of stockholders following this Annual Meeting or until each such director’s successor is elected and qualified, subject to his earlier death, resignation or removal.

2.      Proposal 2 — Executive Compensation Proposal:    A proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

3.      Proposal 3 — Equity Plan Proposal:    A proposal to approve compensation terms and adopt share-based incentive sub-plans pursuant to the Company’s 2025 Omnibus Plan.

4.      Proposal 4 — Proposal to Exceed 20% Common Share Issuance Pursuant to Nasdaq Listing Rule 5635(d):    To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance by the Company of shares of its common stock (and/or securities convertible into or exercisable for common stock), in one or more non-public offerings, in an aggregate amount that may exceed 20% of the total number of shares of the Company’s common stock outstanding as of the date of issuance, at a price that is less than the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement, as determined in accordance with Nasdaq rules.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the Annual Meeting if you owned our outstanding common stock, including as a constituent part of a unit, at the close of business on August 15, 2025, the record date for the Annual Meeting. You will have one vote per share for each share of common stock you owned at that time. Our warrants and rights do not carry voting rights.

At the close of business on the record date, there were 21,585,360 shares of common stock outstanding, each of which entitles its holder to cast one vote per share. The warrants and rights do not carry voting rights.

Votes Required

Approval of the Director Proposal will require a plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon.

Approval of the Executive Compensation Proposal, Equity Plan Proposal and Nasdaq 20% Issuance Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Annual Meeting.

Voting

You can vote your shares at the Annual Meeting by proxy or in person.

You can vote by proxy by having one or more individuals who will be at the Annual Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your vote at the Annual Meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

If your shares are held in “street name” and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares generally has discretion to vote your shares without instruction on routine matters but not on non-routine matters. Brokers and other nominees who are New York Stock Exchange members are expected to have discretionary voting power for both each of the Current Proposals. To ensure your shares will be voted at the Annual Meeting in the manner that you desire, we encourage you to provide voting instructions to your bank, broker or other nominee.

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate Kuk Hyoun Hwang and Jun Chul Whang to act as your proxies at the Annual Meeting. One of them will then vote your shares at the Annual Meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) of the Annual Meeting.

Alternatively, you can vote your shares in person by attending the Annual Meeting in person.

A special note for those who plan to attend the Annual Meeting and vote in person: if your shares or units are held in the name of a broker, bank or other nominee, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You will not be able to vote at the Annual Meeting unless you obtain a legal proxy from the record holder of your shares.

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the Annual Meeting in the manner you direct. You may vote for or against any proposal or you may abstain from voting. All valid proxies received prior to the Annual Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Advantage Proxy, at (877) 870-8565 (call toll-free), (206) 870-8565 (main line), or by sending an email to ksmith@advantageproxy.com.

Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the Annual Meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the Annual Meeting. A proxy may be revoked by filing with the Company, at OSR Holdings, Inc., 110900 NE 4th Street, Suite 2300, Bellevue, WA 98004, either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same shares or by attending the Annual Meeting and voting in person. Simply attending the Annual Meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Annual Meeting

Only holders of common stock, their proxy holders and guests the Company may invite may attend the Annual Meeting. If you wish to attend the Annual Meeting but you hold your shares or units through someone else, such as a broker, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to the stockholders at the Annual Meeting. The Company has agreed to pay Advantage Proxy a fee of $5,500. The Company will also reimburse Advantage Proxy for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Advantage Proxy at:

Advantage Proxy, Inc.

P.O. Box 10904

Yakima, WA 98909

Attn: Karen Smith

Toll Free Telephone: (877) 870-8565

Main Telephone: (206) 870-8565

E-mail: ksmith@advantageproxy.com

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. The Company intends to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding common stock is deemed necessary, the Company (through our directors and executive officers) anticipates making such solicitation directly.

No Right of Appraisal

The Company’s stockholders do not have appraisal rights under the DGCL in connection with the proposals to be voted on at the Annual Meeting. Accordingly, our stockholders have no right to dissent and obtain payment for their shares.

Other Business

The Company is not currently aware of any business to be acted upon at the Annual Meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Annual Meeting and with respect to any other matters which may properly come before the Annual Meeting or any adjournments or postponements thereof.

If other matters do properly come before the Annual Meeting, or at any adjournment(s) or postponements of the Annual Meeting, the Company expects that the shares of common stock represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Executive Offices

Our principal executive offices are located at 10900 NE 4th Street, Suite 2300, Bellevue, WA 98004. Our telephone number at such address is (425) 635-7700.

THE DIRECTOR PROPOSAL

Board Size and Structure

Our Board currently consists of 8 directors. Our bylaws provide that the number of directors on our Board shall be fixed exclusively by resolution adopted by our Board. At its most recent meeting, the Company’s Board of Directors has fixed the number of members of the Board of Directors at 7 members.

When considering whether directors have the experience, qualifications, attributes or skills, taken as a whole, to enable our Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focuses primarily on each person’s background and experience as reflected in the information discussed in each of the directors’ individual biographies set forth below. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business.

Directors for Election

At the Annual Meeting, our stockholders are being asked to elect seven directors to the Board. Our Board currently has 8 members, 6 of whom, Mr. Phil Geon Lee, Dr. Alcide Barberis, Mr. Seng Chin Mah, Mr. Jin Whan Park, Mr. Hyuk Joo Jee and Mr. Joong Myung Cho are deemed “independent” under SEC and Nasdaq rules. The Board has also nominated Mr. Reto Fierz, who, if elected, would serve as an independent director under SEC and Nasdaq rules.

At this Annual Meeting, the terms of all current directors will expire. However, the Board has nominated the 9 individuals set forth below (each a “Nominee”) with the recommendation that the Shareholders elect any 7 of such Nominees to serve as directors until the next annual meeting of stockholders following this Annual Meeting, or until their respective successors are duly elected and qualified, subject to earlier death, resignation, or removal.

The following table sets forth the 9 Nominees, and the positions and offices they presently hold with the Company (or in the case of Reto Fierz, for which he is being nominated) along with their age as of the Record Date. Proxies which are received unmarked but not marked to the contrary will be voted in favor of each such Nominee’s election, pro rata with the percentage of marked proxy votes otherwise cast for such Nominee.

Name	Age	Position
Kuk Hyoun Hwang	50	Chief Executive Officer and Director
Jun Chul Whang	61	Chief Legal Officer and Director
Alcide Barberis	67	Independent Director
Seng Chin Mah	66	Independent Director
Jin Whan Park	57	Independent Director
Phil Geon Lee	58	Independent Director
Hyuk Joo Jee	58	Independent Director
Joong Myung Cho	75	Independent Director
Reto Fierz	56	Nominee

Kuk Hyoun Hwang has been the Chief Executive Officer and a director of OSR since March 2020. Mr. Hwang is also the President and Chief Executive Officer of the Company as of the Closing of the Business Combination. Mr. Hwang is the Managing Partner of BCM, which he founded in August 2012. Since then, he has led BCM’s and its subsidiaries’ growth and expansion as a cross-border healthcare investment group in three countries: the U.S., South Korea and Switzerland. He is also the Chief Executive Officer of BCME, a position he has held since March 2020, and the Chairman of the Board of Vaximm AG since November 2022. Since July 2019 until April 2021 and December 2022 to August 2024, Mr. Hwang has also served as Chief Executive Officer of OSR, a global drug development company and a subsidiary of BCM, where he has also served as chairman since July 2019. Prior to founding BCM in 2012, Mr. Hwang served with financial services firms in Korea and the U.S., including North Head Capital Partners LLC from 2011-2012, Kim Eng Research Korea and Kim Eng Securities USA from 2006-2008, and Shinhan Investment Corp from 2002-2004 and 2006. Mr. Hwang received a BA in sociology from Korea University in 1998. Mr. Hwang is well qualified as Chief Executive Officer and President of the Company because of his significant investment and capital markets expertise within the healthcare industry.

Jun Chul Whang is Chief Legal Officer and Secretary of the Company as of February 14, 2025. Mr. Whang has been a director of the Company since August 2020. Mr. Whang has been an advisor to BCM since January 2015, and starting in June 2018, has served as General Counsel and consultant to BCM. In August 2020, he became a member of BCM. As a member, Mr. Whang provides legal and strategic advice to BCM on cross-border transactional matters. Since December 2020, Mr. Whang has also served as General Counsel of Minetta Brook Capital LLC, a boutique financial advisory firm that also serves as general partner to investment vehicles. From April 2019 through July 2023, Mr. Whang also served as General Counsel to ELA Partners (an affiliate of Stonehaven, a global capital raising fintech platform), which specializes in capital raising for selective alternative investment opportunities globally. From May 2016 to May 2018, Mr. Whang was Partner at the law firm of Greenspoon Marder (“GM”). Mr. Whang was also Partner (having joined as an associate) at the law firm of Jacob, Medinger & Finnegan, LLP (“JMF”) from July 1992 until May 2016, when JMF merged with GM. From 1990 to 1992, Mr. Whang was an associate attorney with Cadwalader Wickersham & Taft. During his career as an attorney, Mr. Whang represented major international companies in product liability litigation and regulatory risk management domestically and internationally (Europe and Korea). His language capabilities include Korean, Spanish, French and Japanese (conversational). Mr. Whang earned a BA in Government from Dartmouth College in 1986, a JD from Cornell Law School in 1989, and an LLM in International and Comparative Law (with Distinction) from Georgetown Law Center in 1990. We believe Mr. Whang is well qualified to serve as Chief Legal Officer and Secretary of the Company because of his varied and extensive legal experience.

Dr. Alcide Barberis has been a Director of the Company as of the Closing of the Business Combination. He is a biotech entrepreneur, Board Member and Executive with over 25 years of management experience in the biotechnology industry, and scientific experience in the private and public research sectors. He is currently CEO & Director of Mabylon AG (since 2017). Before joining Mabylon, he was CEO & President of Humabs BioMed, now a subsidiary of VIR Biotechnology (2013-2016). His career has included senior positions at entrepreneurial startups (Co-Founder of ESBATech AG (1998) and Oncalis AG (2006) and senior Executive Management, R&D Management and Business Development positions. He has been member of the Board of Directors of ESBATech (now a Novartis company, 1998-2004), Oncalis (2006-2012) and EffRx Pharmaceuticals (2016-2023), and he is currently (since March 2023) on the Board of Directors of Ontrack Biomedical. From 2016 through 2021 he was also Coordinator of the Startup Promotion Center of the University of Svizzera Italiana in Lugano, Switzerland. Dr. Barberis earned a PhD in Molecular Biology and Biochemistry from the University of Zürich (1988). Dr. Barberis is well qualified to serve as a Director because of his extensive management and leadership experience in the biotech industry, startup companies, and in the private and public scientific research sectors.

Dr. Seng Chin Mah became a Director of the Company as of the Closing of the Business Combination. Dr. Mah has been Chairman of the Board of BioVersys AG since 2009. He was previously Chief Executive Officer of the Canyon Pharmaceuticals Group AG (2009-2021) and has over 30 years’ experience in the pharma and biotech industry. Prior to Canyon Pharmaceuticals, he was Head of Development of the Integration Office during the integration of Chiron into Novartis (2005-2008) and held other positions at Novartis, including Global Head of Clinical Safety and Epidemiology (2001-2005); Head of Drug Regulatory Affairs Europe (1997-2001); and oversight responsibility for Clinical Quality Assurance (2001-2005). Dr. Mah was also a member of the Novartis Corporate Executive Group (2001-2005) and a member of the Board of Directors for Novartis Europharm Ltd. (1997-2005). During his tenure with Novartis and Ciba (1990-2008), he drove key drug development and regulatory programs, and led major business results including numerous global registrations of major products. He has held several research and academia positions (Ciba-Geigy Ltd., 1987-1988; National University of Singapore, 1989-1990). Dr. Mah was awarded The Frost & Sullivan 2011 Product Differentiation Excellence Award in Parenteral Anticoagulants, which recognized Canyon Pharmaceuticals Group AG for the development and launch of Iprivask® (desirudin for injection). Dr. Mah earned a BS in Pharmacology from University of London (1984) and a PhD in Biochemistry from University of Basel (1987). Dr. Mah is well qualified to serve as a Director because of his extensive knowledge and experience in strategic decision-making, late-stage clinical development and regulatory experience within the Pharma and Biotech industry.

Jin Whan Park has been a Director of the Company since February 2023. Mr. Park has served as Chief Executive Officer of JWP & Partners since founding the firm in 2011. From 2006 to 2012, Mr. Park was Director and Head of Investment Banking at Yuhwa Securities, where he advised on M&A transactions for corporate clients listed on the KOSDAQ. From 2008 to 2009, he was President of Biomass Korea, where he negotiated a supplier contract with Samsung Electronics and oversaw biomass production. From 2001 to 2006, he was Deputy Chief Executive Officer of AdNetworks where he provided investment consulting services for public companies in Korea.

From 2000 to 2001, Mr. Park was Chief Financial Officer and Chief Marketing Officer at KRBIZ, which was an IT consulting business with major clients including Samsung, Korea University and Nonghyup Credit Agricole Asset Management. Mr. Park began his career at Hana Bank in their Corporate Finance Unit, where he worked as a loan officer and credit analyst from 1994 to 2000. Mr. Park is an active board member at Sungbo Scholarship Foundation, a family trust established in September 2018 by the founders of Yuhwa Securities. Mr. Park received his BA in Business Administration from Korea University (1994). Mr. Park is well qualified to serve as a Director considering his history of company leadership and track record in executing transactions.

Phil Geon Lee has been a Director of the Company since May 2024. Mr. Lee possesses over 20 years of experience in legal and investment fields. His areas of expertise cover a range of fund classes, including regulatory, transactional, and hedge funds, and encompass knowledge of financial regulatory frameworks in various jurisdictions such as the SEC (US), FCA (UK), MAS (Singapore), CSSF (Luxembourg), and FSS (Korea). His legal career includes significant experience in handling litigations and disputes in securities, consumer protection, antitrust laws across multiple countries including Korea, U.S., Germany, France, Japan, Poland, etc. Mr. Lee’s transactional experience includes managing over 300 deals in private equity and real estate transactions. Mr. Lee currently holds the position of Managing Director at IGIS (May 2023-Present), the largest real estate investment adviser in Korea (AUM US $48 billion). His previous roles include Chief Compliance Officer at IKR Co., Ltd. (a joint venture between IGIS Asset Management and KKR & Co. Inc.) (February 2023 to April 2023), CEO of Tropics Private Equity Co., Ltd. (2021-2023), Managing Director at KDS Asset Management Co., Ltd. (2020-2021), Head of Legal at Korea Investment Corporation (2016-2019), Head of Legal at National Pension Service (2013-2016), and Head of Legal at Woori Asset Management Company (2011-2013). His earlier career also includes positions at Joowon (a Korean law firm, 2009-2011); Biomass Korea (former KOSDAQ listed company, 2008-2009), Franklin Templeton Investment Management Co., Ltd. (a wholly-owned subsidiary of Franklin Resources, Inc., a NYSE-listed company 2002-2007), and Accenture (a NYSE-listed company 2000-2002). Mr. Lee earned a BA in Psychology from Korea University (1992), an MBA from Haas School of Business, University of California at Berkeley (1995), and a JD from Syracuse University College of Law (1999) with a final year at Georgetown University Law Center in Washington, D.C. Mr. Lee is well qualified to serve as Lead Director because of his membership in the New York State Bar and extensive experience in both legal and investment sectors across various asset classes, demonstrating significant expertise in capital markets.

Hyuk Joo Jee became a Director of the Company upon the Closing of the Business Combination. Mr. Jee has served as a Special Advisor to Chairman at DongKoo Bio Pharma Co., Ltd., a public company in Korea, since January 2024. Prior to joining DongKoo Bio Pharma, Mr. Jee served with HLB Co., Ltd., also a publicly-listed biopharmaceutical company in Korea, as Chief Operating Officer and the Head of Corporate Private Equity leading the firm’s investments and resource allocations over a global pipeline of clinical-stage oncology programs from August 2018 through December 2023. During his tenure at HLB, Mr. Jee led the firm’s global IR, M&As and strategic investment activities. Prior to his careers in the biopharmaceutical industry, Mr. Jee has spent more than 15 years serving with brokerage and investment banking firms, mostly representing their European offices and providing services to the European and global fund clients investing in Korean equities market. Those engagements include Korea Investment Securities Europe (London), Daewoo Securities Europe (London), and Hyundai Securities Europe (London and Seoul) between July 2002 and January 2018. Mr. Jee has started his finance career as an Analyst and Portfolio Manager at Scudder Kemper and Schroders based in Seoul, Korea serving from 1998 to 2002. Mr. Jee has received his B.A. in Business Administration from the Korea University in 1994.

Mr. Jee is well qualified to serve as a Director because of his well-balanced career between finance and biopharmaceutical industries, especially leading M&A transactions while serving from executive positions with his previous employer.

Dr. Joong Myung Cho became a Director of the Company upon the Closing of the Business Combination. Dr. Cho has been Chairman and CEO of CG Pharmaceuticals, Inc. since October 2008 and previously served as Chairman and CEO of Hwail Pharmaceuticals Co. Ltd. from August 2013 to December 2022. Dr. Cho is the founder of Crystal Genomics and the former Chairman & President (July 2000 to March 2023). He has over 40 years of experience in biopharmaceutical industry covering from discovery of novel pharmaceuticals through R&D and commercialization. Dr. Cho has previously served as the executive Senior Vice President and Director of R&D Biotech Research Institute at LG Life Science (formerly LG Chem.) from 1984 to 2000. During his tenure, biopharmaceutical R&D at LG became the leading life science company in Korea where it grew from just a few research scientists to several hundred prior to his departure. He has successfully introduced 10 different recombinant products such as growth hormones of human, bovine, and porcine, hepatitis B vaccine, interferon alpha and gamma, GM-CSF, EPO, etc. Moreover, four drug candidates were licensed out to multinational pharmaceutical companies under his supervision and one of them is approved by FDA (US). On the basis of such achievements, Dr. Cho has received many awards and acted as a member of governmental committees. He received his Ph.D. from University of Houston and worked as a post-doc in Baylor College of Medicine. Dr. Cho is an author of more than 80 publications in books and journals including Nature, and an inventor of more than 200 patents filed. Dr. Cho is well qualified to serve as a Director because of long-standing career experiences both as a biotech entrepreneur and the R&D Head of a major life sciences company in Korea (LG Group).

Reto Fierz, is a Swiss entrepreneur and executive with over 25 years of international experience in finance, institutional asset management, private equity, M&A, real estate, and digital assets. He is a Partner and Co-Founder of DA Value Group, investing in and developing early-stage projects in the digital assets and distributed ledger technology sectors. Previously, Mr. Fierz co-founded CROWDLITOKEN AG, the first public issuer of a regulated tokenized security in the real estate sector in Switzerland and the EEA and served as CEO and Partner of azemos partner ag, a Swiss-German asset manager and real estate developer. Earlier in his career, he held senior roles including CFO of Rianta Capital, CFO of Swiss Finance & Property, and audit and advisory roles at Ernst & Young. Mr. Fierz holds an MBA from the University of Zürich and is a Swiss Certified Accountant.

Vote Required of the Board of Directors

The election of the foregoing director nominees requires a plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon. This means that, of the nine nominees standing for election, the seven director nominees receiving the highest number of affirmative votes will be elected as directors. You may vote “FOR” up to seven director nominees, withhold authority to vote your shares for all the director nominees or withhold authority to vote your shares with respect to any one or more of the director nominees. Withholding authority to vote your shares with respect to one or more director nominees will have no effect on the election of those nominees. If you hold your shares in “street name” and you do not instruct your broker how to vote in the election of directors, a broker non-vote will occur and no votes will be cast on your behalf. Broker non-votes will have no effect on the election of the nominees.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he or they may believe is in the best interests of the Company and its stockholders and what he or they may believe is best for himself or themselves in determining to recommend that stockholders vote for the proposals.

The Board of Directors recommends that stockholders vote “FOR” the stockholder’s choice of 7 out of the 9 Nominees.

THE EXECUTIVE COMPENSATION PROPOSAL

Overview

Pursuant to Section 14A of the Exchange Act and the rules of the SEC promulgated thereunder, we are submitting to our stockholders for approval, on a non-binding, advisory basis, the compensation of our named executive officers, commonly referred to as the “say-on-pay” vote. In accordance with the Exchange Act requirements, we are providing our stockholders with an opportunity to express their views on the compensation of our named executive officers, as disclosed in this Proxy Statement. Although this advisory vote is non-binding, our Board and the Compensation Committee will review and consider the voting results when making future decisions regarding our named executive officer compensation and related executive compensation programs.

We encourage stockholders to read the “Executive Compensation Proposal” section of this Proxy Statement which immediately follows, including the compensation tables and the related narrative disclosure, which describes the structure and amounts of the compensation of our named executive officers. The compensation of our named executive officers is designed to enable us to attract and retain executives with the right skills and experience. The Compensation Committee and our Board believe that our executive compensation strikes the appropriate balance between utilizing responsible, measured pay practices and effectively incentivizing our named executive officers to dedicate themselves fully to value creation for our stockholders.

Accordingly, we ask our stockholders to vote “FOR” the approval of the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion set forth in the Proxy Statement related thereto, is hereby APPROVED.”

2024 Summary Compensation Table

This section discusses the material components of the executive compensation program for the Company’s executive officers who are named in the “2024 Summary Compensation Table” below. This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs.

The following table sets forth information concerning the compensation of the Company’s named executive officers for the year ended December 31, 2024.

Name and Principal Position	Salary ($)	Stock Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total
Kuk Hyoun Hwang	0	0	0	0	0
Chairman of the Board of Directors

Sang Hoon Kim(1)	84,020	0	0	0	84,020
Chief Executive Officer

Gihyoun Bang,	47,367	0	0	0	47,367
Chief Financial Officer

____________

(1)      Resigned as of August 26, 2025

Narrative to Summary Compensation Table

None of our officers has received any cash compensation for services rendered to us. We have paid and will continue to pay Bellevue Capital Management LLC (“BCM”) a total of $7,500 per month for office space, utilities and secretarial and administrative support. Our audit committee will review on a quarterly basis all payments that are made to BCM, officers, directors, advisors or our or their affiliates.

During 2023, our Sponsor transferred 20,000 founder shares to each of Drs. Chung, Reed and Roberts and Messrs. Euh and Park for their board service and Mr. Yoo for his service as chief financial officer. Our Sponsor additionally transferred 20,000 private placement warrants to each of Dr. Reed for his service as chairman of the board of directors, Dr. Chung for his service as chair of the audit committee, and Mr. Yoo for his service as chief financial officer. No officer or director has received any compensation for services rendered to us during the year ended December 31, 2024.

Employment Agreements

We do not have an employment agreement with any member of our management team.

Equity-Based Incentive Awards

As previously reported by the Company’s Current Report on Form 8-K dated February 14, 2025, the Company held a special meeting of its stockholders on February 13, 2025 (the “February 13, 2025 Special Meeting”). At the February 13, 2025, Special Meeting, the Company’s stockholders approved the Company’s 2025 Omnibus Incentive Plan (“Omnibus Plan”). A description of the material terms of the Omnibus Plan is set forth below. This summary is qualified in its entirety by reference to the complete text of the Omnibus Plan, a copy of which is attached as Exhibit 10.3 to the Company’s Current Report on Form 8-K dated February 14, 2025. The February 14, 2025, Form 8-K and the documents filed as exhibits thereto are incorporated herein by reference.

Outstanding Equity Awards at Fiscal Year End

None of our named officers had been granted options, or received any other type of equity compensation, during the fiscal years ended December 31, 2024 and 2023.

Emerging Growth Company Status

We are an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended (the “Securities Act”), as modified by the JOBS Act. As such, we are eligible to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding a non-binding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved. If some investors find our securities less attractive as a result, there may be a less active trading market for our securities and the prices of our securities may be more volatile.

In addition, Section 107 of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We intend to take advantage of the benefits of this extended transition period.

We will remain an emerging growth company until the earlier of (1) the last day of the fiscal year (a) following the fifth anniversary of the completion of our IPO, (b) in which we have total annual gross revenue of at least $1.235 billion, or (c) in which we are deemed to be a large accelerated filer, which means the market value of our common stock that is held by non-affiliates exceeds $700 million as of the prior June 30th, and (2) the date on which we have issued more than $1.0 billion in non-convertible debt securities during the prior three-year period.

Pension Benefits

Our named executive officers did not participate in, or otherwise receive any benefits under, any pension or retirement plan sponsored by us during the fiscal years ended December 31, 2024 and 2023.

Other Compensation and Benefits

All of our current named executive officers are eligible to participate in our employee benefit plans, including our medical, dental, and vision plans, in each case on the same basis as all of our other employees. We pay the premiums for the medical, disability, and accidental death and dismemberment insurance for all of our employees, including our named executive officers. We generally do not provide perquisites or personal benefits to our named executive officers.

Equity Benefit Plans

We believe that our ability to grant equity-based awards is a valuable and necessary compensation tool that aligns the long-term financial interests of our employees, consultants, and directors with the financial interests of our stockholders. In addition, we believe that our ability to grant options and other equity-based awards helps us to attract, retain, and motivate employees, consultants, and directors, and encourages them to devote their best efforts to our business and financial success. The Omnibus Plan includes the features set forth below.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	0	n/a	6,300,000
Equity compensation plans not approved by security holders	0	n/a	0
Total	0	n/a	6,300,000
Awards Granted Prior to Filing Date	No stock-based compensation awards were granted prior to the filing date.
Shares Available	As of the filing date, a total of 6,300,000 shares remained available for issuance under the Omnibus Plan.
Future Considerations	The Company may consider issuing equity-based awards in future periods as part of its strategy to attract and retain key personnel.

The Omnibus Plan is intended to (i) provide eligible individuals with an incentive to contribute to the Company’s success and to operate and manage the Company’s business in a manner that provides for long-term growth and profitability and that benefits stockholders and other important stakeholders, including Company employees and customers, and (ii) provide a means of recruiting, rewarding, and retaining key personnel.

Equity awards may be granted under the Omnibus Plan to officers, directors, including non-employee directors, other employees, advisors, consultants or other service providers of the Company or the Company’s subsidiaries or other affiliates, and to any other individuals who are approved by the Committee (as defined below) as eligible to participate in the Omnibus Plan. As of June 30, 2025, there are 30 employees or directors who are eligible to participate in the Omnibus Plan. Only the Company’s employees or employees of the Company’s corporate subsidiaries are eligible to receive incentive stock options.

The Omnibus Plan became effective on January 29, 2025, the date it was adopted by the Company Board (the “Effective Date”). The Omnibus Plan will terminate automatically at 11:59 PM ET on the day before the tenth (10th) anniversary of the Effective Date unless earlier terminated by the Board or in accordance with the terms of the Omnibus Plan.

Board of Directors’ Recommendation

The Board recommends that stockholders vote “FOR” the Executive Compensation Proposal.

EQUITY PLAN PROPOSAL

General

The Board of Directors is submitting for stockholder approval a proposal to approve certain compensation terms and to adopt one or more share-based incentive sub-plans (collectively, the “Sub-Plans”) pursuant to the Company’s 2025 Omnibus Plan.

Specifics of the Equity Compensation Proposal

The Equity Compensation Proposal consists of two Sub-Plans:

1.      Restricted Stock Unit (“RSU”) Sub-Plan

The RSU Sub-Plan is proposed pursuant to and subject to the Omnibus Plan, and all capitalized terms not defined herein shall have the meanings assigned to them in the Omnibus Plan. The RSU Sub-Plan governs the grant of Restricted Stock Units (RSUs) under the Omnibus Plan to Eligible Individuals, including employees, board members, advisors, and contractors, and is intended to promote the long-term success of the Company by aligning participants’ interests with those of the Company’s stockholders.

Pursuant to the Omnibus Plan’s aggregate share reserve of 6,300,000 shares, 50% (i.e., 3,150,000 shares) shall be reserved for awards made under this RSU Sub-Plan. The RSU Sub-Plan shall be administered by the Compensation Committee of the Company’s Board of Directors (the “Committee”) in accordance with the Omnibus Plan. Participants may include:

•        Employees and Board Members:    Eligible for standard (“Default”) and accelerated vesting provisions.

•        Advisors and Contractors:    Eligible for Default vesting only (no acceleration).

Each RSU represents a right to receive one share of Common Stock upon vesting and settlement, subject to continued service with the Company and satisfaction of applicable conditions. The specifics of the two alternative vesting provisions are as follows:

Default Vesting Schedule:

•        4-year vesting with a 1-year cliff; thereafter, monthly vesting in equal installments over the remaining 36 months.

Accelerated Vesting Schedule (Employees and Board Members only):

Upon closing of a Business Development transaction by any Company subsidiary that results in a definitive agreement with a total contracted value:

•        ≥ $300M: 30% of then-unvested RSUs become vested.

•        ≥ $500M: 50% of then-unvested RSUs become vested.

•        ≥ $750M: 75% of then-unvested RSUs become vested.

•        ≥ $1B: 100% of then-unvested RSUs become vested.

All unvested RSUs shall be forfeited upon the participant’s termination. Vested RSUs shall be settled in accordance with the terms of the grant agreement unless subject to any clawback, recoupment, or forfeiture policy of the Company which may be in effect from time to time, including as required by applicable law or stock exchange rules.

Anything else notwithstanding, the RSU Sub-Plan is intended to comply in all respects with the Omnibus Plan and shall be interpreted as consistent with that intent. In the event of any conflict between the terms of the RSU Sub-Plan and the Omnibus Plan, the terms of the Omnibus Plan shall govern.

2.      Stock Option (“Option”) Sub-Plan

The Option Sub-Plan is proposed pursuant to and subject to the Omnibus Plan, and all capitalized terms not defined herein shall have the meanings assigned to them in the Omnibus Plan. The Option Sub-Plan governs the grant of stock options under the Omnibus Plan to Eligible Individuals, including employees, board members, advisors, and contractors, and is intended to promote the long-term success of the Company by aligning participants’ interests with those of the Company’s stockholders. ll capitalized terms not defined herein shall have the meanings assigned to them in the Omnibus Plan.

Pursuant to the Omnibus Plan’s aggregate share reserve of 6,300,000 shares, 50% (i.e., 3,150,000 shares) shall be reserved for awards made under the Option Sub-Plan, which shall be administered by the Compensation Committee of the Company’s Board of Directors (the “Committee”) in accordance with the Omnibus Plan. Participants may include:

•        Employees and Board Members:    Eligible for standard (“Default”) and accelerated vesting provisions.

•        Advisors and Contractors:    Eligible for Default vesting only (no acceleration).

Stock options granted under the Option Sub-Plan shall be non-qualified stock options (unless otherwise specified) and shall have an exercise price equal to the fair market value (FMV) of a share of Common Stock on the date of grant. The two alternative vesting schedules shall be as follows:

Default Vesting Schedule:

•        4-year vesting with a 1-year cliff; thereafter, monthly vesting in equal installments over the remaining 36 months.

Accelerated Vesting Schedule (Employees and Board Members only):

Upon closing of a Business Development transaction by any Company subsidiary that results in a definitive agreement with a total contracted value:

•        ≥ $300M: 30% of then-unvested options become vested.

•        ≥ $500M: 50% of then-unvested options become vested.

•        ≥ $750M: 75% of then-unvested options become vested.

•        ≥ $1B: 100% of then-unvested options become vested.

All unvested options shall be forfeited upon the participant’s termination. Vested options shall remain exercisable in accordance with the terms of the grant agreement unless subject to any clawback, recoupment, or forfeiture policy of the Company, which may be in effect from time to time, including as required by applicable law or stock exchange rules.

Anything else notwithstanding, the Options Sub-Plan is intended to comply in all respects with the Omnibus Plan and shall be interpreted as consistent with that intent. In the event of any conflict between the terms of the RSU Sub-Plan and the Omnibus Plan, the terms of the Omnibus Plan shall govern.

Material U.S. Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences of awards under the Company’s 2025 Omnibus Plan to participants and to the Company. This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury regulations, administrative guidance, and judicial decisions in effect as of the date of this proxy statement. Changes in these laws or interpretations may affect the tax consequences described below.

This summary does not purport to be complete and does not address all aspects of U.S. federal income taxation that may be relevant to particular participants in light of their individual circumstances or to participants subject to special rules (e.g., certain expatriates, partnerships, or tax-exempt entities). In addition, this summary does not address the effects of state, local, or foreign tax laws. Participants are urged to consult their own tax advisors regarding the tax consequences of awards under the Omnibus Plan.

Incentive Stock Options (“ISOs”)

Under the Code, an option that qualifies as an “incentive stock option” (ISO) is generally not taxable to the participant at the time of grant or exercise. However, the difference between the exercise price and the fair market value of the stock on the date of exercise may be an adjustment for alternative minimum tax (AMT) purposes. If the participant holds the shares acquired upon exercise of an ISO for at least one year after the date of exercise and two years after the grant date, the participant will recognize long-term capital gain or loss on the subsequent sale of the shares. If the holding periods are not met (a “disqualifying disposition”), the participant generally recognizes ordinary income at the time of sale equal to the lesser of (1) the fair market value of the shares at exercise minus the exercise price or (2) the sale price minus the exercise price.

Nonqualified Stock Options (“NSOs”)

For NSOs, the participant does not recognize income at the time of grant, but upon exercise, the difference between the exercise price and the fair market value of the shares on the date of exercise is treated as ordinary income and subject to withholding taxes. The Company is generally entitled to a corresponding tax deduction in the same amount and year as the income recognized by the participant.

Restricted Stock and RSUs

A participant who receives a grant of restricted stock generally does not recognize income until the shares become vested (i.e., no longer subject to a substantial risk of forfeiture), unless the participant makes an IRC §83(b) election within 30 days of the grant date to recognize income upon grant. At the time of vesting (or upon grant if an §83(b) election is made), the participant generally recognizes ordinary income equal to the fair market value of the stock. The Company generally is entitled to a corresponding deduction. For restricted stock units (RSUs), income is recognized at vesting and delivery of shares (or cash equivalent), and is treated as ordinary income.

Performance-Based Awards

Performance shares or performance units are generally subject to tax at the time of vesting or settlement. The participant recognizes ordinary income equal to the fair market value of the shares or cash received. The Company is generally entitled to a deduction equal to the income recognized.

Section 409A

To the extent any awards under the Omnibus Plan are subject to Section 409A of the Code (nonqualified deferred compensation), the awards must comply with Section 409A’s rules on deferral elections and distributions to avoid the imposition of additional taxes and penalties. The Company intends that awards under the Omnibus Plan will either comply with or be exempt from Section 409A.

Tax Deductibility under Section 162(m)

Under Section 162(m) of the Code, the Company’s deduction for compensation paid to certain covered employees (generally, the CEO, CFO, and the next three highest-paid executives) is limited to $1 million per year per covered employee, regardless of whether such compensation is performance-based. Although the Omnibus Plan permits the granting of performance-based awards, no assurance can be given that any compensation will be deductible.

Vote Required and Board of Directors’ Recommendation

The approval of the Equity Plan Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Annual Meeting. Broker non-votes and abstentions will not be taken into account in determining the outcome of the proposal. The Board recommends that stockholders vote “FOR” the Equity Plan Proposal.

NASDAQ 20% ISSUANCE PROPOSAL

Overview

The Nasdaq 20% Issuance Proposal is for the shareholders to approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of 20% or more of our issued and outstanding common stock to White Lion GBM Innovation Fund and/or its affiliates (“White Lion”). It is anticipated that such level of equity issuance may be met or exceeded in accordance with the exercise by the Board of the Company’s rights to sell company common shares to White Lion pursuant to that certain common stock equity line agreement by and between the Company and White Lion consisting of a Common Stock Purchase Agreement and a Registration Rights Agreement both dated as of February 25, 2025 as amended and restated as of May 6, 2025, (collectively, the “ELOC Agreement”), establishing an “equity line” of investment (“ELOC”), in combination with the potential exercise by White Lion of its rights under the WL Warrant Agreement and WL Convertible Note Agreement as defined and described below.

Background Information

As previously disclosed on the Company’s Current Report filed on Form 8-K on February 28, 2025, on February 25, 2025, the Company entered into a common stock purchase agreement (the “Common Stock Purchase Agreement”) and a related registration rights agreement (the “White Lion RRA”) with White Lion. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Common Stock Purchase Agreement and/or White Lion RRA. The full text of the Common Stock Purchase Agreement and White Lion RRA were filed as Exhibits 10.1 and 10.2, respectively, to our Current Report on Form 8-K filed with the SEC on February 28, 2025. The Form 8-K filed with the SEC on February 28, 2025, and the documents filed as exhibits thereto are incorporated herein by reference.

Pursuant to the Common Stock Purchase Agreement, following its closing and following the effective date of a resale registration statement registering the shares issuable to White Lion in accordance with the terms of the White Lion RRA, the Company has the right, but not the obligation, to require White Lion to purchase, from time to time, up to the lesser of (i) $78,900,000 in aggregate gross purchase price of newly issued shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and (ii) the Exchange Cap, in each case, subject to certain limitations and conditions set forth in the Common Stock Purchase Agreement.

The number of shares of Common Stock that the Company may require White Lion to purchase in any single sales notice will depend on a number of factors, including the type of purchase notice that the Company delivers to White Lion. For example: (1) if the Company were to deliver a Rapid Purchase Notice, the Company can require White Lion to purchase a number of shares equal to $2,000,000 divided by the average of the three (3) lowest traded prices of the Common Stock on the Rapid Purchase Notice Date; and (2) if the Company were to deliver a VWAP Purchase Notice, the Company can require White Lion to purchase a number of shares equal to $2,000,000 divided by the product of (i) the lowest daily VWAP of the Common Stock during the VWAP Purchase Valuation Period and (ii) ninety-seven percent (97%).

White Lion’s purchase obligations under a single Rapid Purchase Notice or a single VWAP Purchase Notice shall not exceed $2,000,000, and the maximum amount of shares of Common Stock the Company may require White Lion to purchase under a single VWAP Purchase Notice shall be the lesser of (A) 30% of the Average Daily Trading Volume or (B) $2,000,000 divided by the highest closing price of the Common Stock over the most recent five (5) Business Days immediately preceding White Lion’s receipt of the subject VWAP Purchase Notice.

The Common Stock Purchase Agreement will terminate automatically on the earlier of (i) December 31, 2026 and (ii) the date when the Company files for bankruptcy, has a bankruptcy case filed against it, has a custodian appointed for it or its property, or assigns its assets to its creditors.

In consideration for White Lion’s commitments under the Common Stock Purchase Agreement, the Company agreed to issue to White Lion the number of shares of Common Stock equal to $800,000 divided by the closing price of the Common Stock on the day that is the earlier of (i) the business day prior to effectiveness of the resale registration statement registering the shares issuable under the Common Stock Purchase Agreement and (ii) the business day prior to the date that White Lion requests the issuance of such shares (the “Commitment Shares”).

Concurrently with the Common Stock Purchase Agreement, the Company entered into the White Lion RRA with White Lion, pursuant to which the Company agreed to file, within 30 days following the closing of the Business Combination (as defined in the White Lion RRA), an initial resale registration statement with the SEC covering the resale by White Lion of the maximum number of shares of Common Stock permitted to be included thereon in accordance with applicable SEC rules, regulations and interpretations.

The Common Stock Purchase Agreement was amended effective May 6, 2025, to incorporate the WL Warrants (see below) and the foregoing filing deadline was extended by mutual agreement of White Lion and the Company. The Common Stock Purchase Agreement specified that, notwithstanding anything to the contrary, no more than 19.99 percent of the company’s common stock would be issued to White Lion without first obtaining shareholder approval, as proposed herein.

The ELOC Agreement contains these and other customary representations, warranties and agreements of the Company and White Lion, limitations and conditions regarding sales of common stock, indemnification rights and other obligations of the parties. The foregoing descriptions of the Common Stock Purchase Agreement, as amended, and the White Lion RRA are qualified in their entirety by the full text of such agreements. A copy of the May 6, 2025, Amendment to the Common Stock Purchase Agreement was filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K filed on May 12, 2025. The Form 8-K filed with the SEC on May 12, 2025, and the documents filed as exhibits thereto are incorporated herein by reference.

Warrant Agreement

On May 6, 2025, in accordance with an amendment to the ELOC Agreement also executed on that date (see preceding section), the Company and White Lion entered into a Common Stock Purchase Warrant (the “WL Warrant Agreement”), providing for the issuance of a warrant to purchase the Company’s common stock (“WL Warrant”) as further specified hereinbelow.

Pursuant and subject to the terms of the WL Warrant Agreement, White Lion has the right, but not the obligation, to at any time for a period of five years following its execution date, to subscribe for and purchase from the Company up to $4,000,000 worth, or the Available Share Amount (as defined in the WL Warrant Agreement and subject to adjustment thereunder), of Common Stock (the “Warrant Shares”). The purchase price of one share of Common Stock under the WL Warrant Agreement shall be initially equal to the Exercise Price, which shall be $1.584 or as otherwise defined therein subject to certain adjustment provisions.

A copy of the WL Warrant Agreement was filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on May 12, 2025. The Form 8-K filed with the SEC on May 12, 2025, and the documents filed as exhibits thereto are incorporated herein by reference.

Note Purchase Agreement

Pursuant and subject to the terms of the Note Purchase Agreement executed between the Company and White Lion on May 6, 2025, White Lion has agreed to loan the Company the principal amount of $1,110,000 at an interest rate of 5% per annum subject to two Senior Secured Convertible Promissory Notes (each a “Convertible Note”) maturing on the date occurring Nine (9) months after the closing date of each respective loan. The first Convertible Note in the principal amount of $445,000 was executed by and between the Company and the White Lion on May 6, 2025. The second Convertible Note, constituting the balance of the principal amount under the Note Purchase Agreement, was executed by and between the Company and the White Lion on June 20, 2025.

The Company has agreed to allocate 10% of the proceeds from each purchase notice under the ELOC and/or Warrant exercise toward the repayment of the outstanding Convertible Note(s). At any time, White Lion may convert one or both Convertible Notes at 95% multiplied by the lowest Volume Weighted Average Price (“VWAP”) fifteen days prior to the conversion notice. The Company and White Lion have agreed that no more than 4.99% of the shares outstanding will be issued to White Lion, which amount may be adjusted to 9.99% upon 61 days’ prior written notice from White Lion.

The Note Purchase Agreement and each Convertible Note contains these and other customary representations, warranties and agreements of the Company and White Lion, limitations and conditions regarding sales of common stock, indemnification rights and other obligations of the parties.

Copies of the Note Purchase Agreement and Senior Secured Convertible Promissory Note issued May 6, 2025, between the Company and White Lion were filed as Exhibit 10.1 and 10.2, respectively, to the Company’s Current Report on Form 8-K filed on May 12, 2025. The Form 8-K filed with the SEC on May 12, 2025, and the documents filed as exhibits thereto are incorporated herein by reference.

Reasons for Seeking Approval of the Nasdaq 20% Issuance Proposal

Our common stock is listed on the Nasdaq Capital Market, and, as such, we are subject to the Nasdaq Listing Rules. We are seeking stockholder approval of the Convertible Note Offering Proposal in order to comply with Nasdaq Listing Rule 5635.

Nasdaq Listing Rule 5635(d) requires stockholder approval of transactions other than a public offering involving the sale or issuance by the issuer of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for a price that is less than the lower of: (i) the closing price of the common stock immediately preceding the signing of the binding agreement for the issuance of such securities; or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement for the issuance of such securities (the “Minimum Price”). Based upon Nasdaq Listing Rule 5635(d), we cannot issue in excess of 3,853,467 shares of our common stock as of the date of the Common Stock Purchase Agreement upon conversion of the Note, exercise of the Warrant, unless the issuance of such excess shares are approved by our stockholders.

As noted above, because the ELOC Agreement accordingly prohibits our issuance of the company’s common equity in excess of 19.99% stockholder approval to exceed such level is first obtained, we are asking stockholders to approve the issuance of 20% or more of common stock to White Lion.

Our board of directors is not seeking the approval of our stockholders to authorize our entry into the ELOC Agreement, as we have already entered into the ELOC Agreement on February 25, 2025. We are only asking for approval to issue to White Lion, 20% or more of our issued and outstanding common stock as constituted on February 25, 2025.

Effect on Current Stockholders if the Nasdaq 20% Issuance Proposal is Approved

Each additional share of our common stock that would be issuable to White Lion would have the same rights and privileges as each share of our currently outstanding common stock. The issuance of shares of our common stock to White Lion pursuant to the terms of the ELOC Agreement will not affect the rights of the holders of our outstanding common stock, but such issuances will have a dilutive effect on the existing stockholders, including the voting power and economic rights of the existing stockholders, and may result in a decline in our stock price or greater price volatility in the short term. Further, any sales in the public market of our shares of common stock issuable to White Lion could adversely affect prevailing market prices of our shares of common stock.

Vote Required

In order for this Nasdaq 20% Issuance Proposal to be approved, the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Annual Meeting is required. The Board recommends that you vote “FOR” the Nasdaq 20% Issuance Proposal.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth information regarding the beneficial ownership of our common stock as of August 15, 2025, based on information obtained from the persons named below, with respect to the beneficial ownership of shares, by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•        each of our executive officers and directors that beneficially owns shares of our common stock; and

•        all our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed below has sole voting and investment power with respect to such shares.

The beneficial ownership of the Company’s Common Stock is based on 21,585,360 shares of the Company’s Common Stock issued and outstanding as of August 15, 2025.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	% of Ownership
Officer and Directors After the Transactions
Kuk Hyoun Hwang(2)	13,069,104	60.5%
Jun Chul Whang(3)	—	*
Gihyoun Bang	—	*
Sang Hoon Kim(4)	—	*
Alcide Barberis	—	*
Joong Myung Cho	—	*
Hyuk Joo Jee	—	*
Sang Hyun Kim	—	*
Phil Geon Lee	—	*
Seng Chin Mah	—	*
Jin Whan Park(5)	20,000	*
All such executive officers and directors as a group (11 individuals)	13,089,104	60.6%
Greater than 5% Stockholders**
Bellevue Global Life Sciences Investors LLC(6)	1,332,500	6.2%
BCM Europe AG(7)	8,612,634	39.9%
Bellevue Capital Management LLC	3,123,970	14.5%

____________

*        Less than one percent.

(1)      Unless otherwise noted, the address of each beneficial owner is c/o OSR Holdings, Inc., 10900 NE 4th Street, Suite 2300, Bellevue, WA 98004.

(2)      Interest consists of (i) 1,725,000 founder shares of the Company’s Common Stock, (ii) the transfer of 34,500 shares of the Company’s common stock to Chardan Capital Markets, LLC (“Chardan”), (iii) 430,000 placement shares held of record by Bellevue Global Life Sciences Investors LLC (“BGLSI”), (iv) the transfer of 120,000 shares of the Company’s Common Stock by BGLSI to officers and directors of the Company at the time of its initial public offering, and (v) the transfer of 310,000 private placement units held by BGLSI and 370,000 founder shares held by BGLSI to BCM Europe AG (“BCME”). BGLSI’s ownership an additional 12,000 shares underlying the private placement rights that convert at the closing of the Business Combination and the shares of the Company’s Common Stock held by BCME and Bellevue Capital Management LLC (“BCM”) upon the closing of the Business Combination. Mr. Hwang is the founder and managing partner of BCM, the general partner of BGLSI, and has voting and dispositive power over the shares.

(3)      Interest does not include shares of the Company’s Common Stock held by BGLSI. Mr. Whang is a minority owner of BCM but has no voting or dispositive power over the shares of the Company’s Common Stock held by BGLSI.

(4)      As of August 26, 2025, Sang Hoon Kim, Head of CVC resigned from the Company due to the changes in Company’s business plan and other governance-related reason. We do not believe his resignation causes any material impact on the Company’s business and operation.

(5)      BGLSI transferred 20,000 shares of the Company’s common stock to Mr. Park.

(6)      Interest consists of (i) 1,725,000 founder shares of the Company’s Common Stock, (ii) the transfer of 34,500 shares of the Company’s Common Stock to Chardan, (iii) 430,000 placement shares held of record by BGLSI, (iv) the transfer of 120,000 shares of the Company’s Common Stock by BGLSI to officers and directors of BLAC at the time of its initial public offering, and (v) the transfer of 310,000 private placement units identical held by BGLSI and 370,000 founder shares held by BGLSI to BCME. BGLSI’s ownership post-closing includes an additional 12,000 shares underlying the private placement rights that converted at the closing of the Business Combination. Mr. Hwang is the founder and managing partner of BCM, the general partner of BGLSI, and has voting and dispositive power over the shares.

(7)      Interest consists of the 370,000 founder shares and 310,000 private placement units (including the exercise of 310,000 private placement warrants into 310,000 shares of the Company’s Common Stock, the conversion of 310,000 private placement rights into 31,000 shares of the Company’s Common Stock, and the exercise of 60,000 private placement warrants that were also transferred to BCME by BGLSI pursuant to the promissory note into 60,000 shares of the Company’s Common Stock) and 581,031 shares of OSR Common Stock held by BCME prior to the closing of the Business Combination. The 581,031 shares of OSR Common Stock were exchanged for 7,531,634 shares of the Company’s Common Stock upon the consummation of the Business Combination. BCME is a wholly-owned subsidiary of BCM. The business address of BCME is Gotthardstrasse 26 6300 Zug Switzerland.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by emailing the Company at group@bellevuecm.com or writing the Company at the Company’s principal executive offices at 10900 NE 4th Street, Suite 2300, Bellevue, WA 98004, Attn: Jun Chul Whang.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at http://www.sec.gov.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extension Amendment Proposal or the Adjournment Proposal by contacting us at the following address or email:

OSR Holdings, Inc.

10900 NE 4th Street, Suite 2300

Bellevue, WA 98004

Attn: Jun Chul Whang

Email: jun.whang@osr-holdings.com

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Advantage Proxy, Inc.

P.O. Box 10904

Yakima, WA 98909

Attn: Karen Smith

Toll Free Telephone: (877) 870-8565

Main Telephone: (206) 870-8565

E-mail: ksmith@advantageproxy.com

In order to receive timely delivery of the documents in advance of the Annual Meeting, you must make your request for information no later than September 7, 2025 (ten days prior to the date of the Annual Meeting).

Annex A

______________________________________________

OSR Holdings, Inc.
2025 OMNIBUS INCENTIVE PLAN

______________________________________________

Annex A-1

OSR Holdings, Inc. 2025 OMNIBUS INCENTIVE PLAN

1.      PURPOSE

The Plan is intended to (a) provide eligible individuals with an incentive to contribute to the success of the Company and to operate and manage the Company’s business in a manner that provides for the Company’s long-term growth and profitability and that benefits its stockholders and other important stakeholders, including its employees and customers, and (b) provide a means of recruiting, rewarding, and retaining key personnel. To this end, the Plan provides for the grant of Awards of Options, SARs, Restricted Stock, RSUs, Other Equity-Based Awards and cash bonus awards. Any of these Awards may, but need not, be made as performance incentives to reward the holders of such Awards for the achievement of performance goals in accordance with the terms of the Plan. Options granted under the Plan may be Nonqualified Stock Options or Incentive Stock Options.

2.      DEFINITIONS

For purposes of interpreting the Plan documents, including the Plan and Award Agreements, the following capitalized terms shall have the meanings specified below, unless the context clearly indicates otherwise:

2.1      “Affiliate” shall mean any Person that controls, is controlled by, or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including any Subsidiary. For purposes of making a grant of Options or SARs, an entity shall not be considered an Affiliate unless the Company holds a Controlling Interest in such entity. The preceding sentence does not, however, apply for purposes of determining whether Service is uninterrupted for purposes of vesting, exercisability or expiration of Options and SARs.

2.2      “Award” shall mean a grant under the Plan of an Option, a SAR, Restricted Stock, a RSU, an Other Equity-Based Award or cash.

2.3      “Award Agreement” shall mean the written agreement, in such written, electronic or other form as determined by the Committee, between the Company and a Grantee that evidences and sets forth the terms and conditions of an Award.

2.4      “Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

2.5      “Benefit Arrangement” shall mean any formal or informal plan or other arrangement for the direct or indirect provision of compensation to a Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash or is in the form of a benefit to or for the Grantee.

2.6      “Board” shall mean the Board of Directors of the Company.

2.7      “Capital Stock” shall mean, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) in equity of such Person, whether outstanding on the Effective Date or issued thereafter, including, without limitation, all shares of Stock.

2.8      “Cause” shall have the meaning set forth in an applicable agreement between a Grantee and the Company or an Affiliate, and in the absence of any such agreement, shall mean, with respect to any Grantee and as determined by the Committee, (a) gross negligence or willful misconduct in connection with the performance of duties; (b) conviction of, or pleading guilty or nolo contendere to, a criminal offense (other than minor traffic offenses); or (c) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between such Grantee and the Company or an Affiliate. Any determination by the Committee regarding whether an event constituting Cause has occurred shall be final, binding and conclusive.

2.9      “Change in Control” shall mean, subject to Section 14.11, the occurrence of any of the following:

(a)   A transaction or a series of related transactions whereby any Person or Group (other than the Company or any Affiliate) becomes the Beneficial Owner of more than 50% of the total voting power of the Voting Stock of the Company, on a Fully Diluted Basis;

Annex A-2

(b)   Individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) (together with any new directors whose election by such Incumbent Board or whose nomination by such Incumbent Board for election by the stockholders of the Company was approved by a vote of at least a majority of the members of such Incumbent Board then in office who either were members of such Incumbent Board or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the members of such Board then in office;

(c)   The Company consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Company (regardless of whether the Company is the surviving Person), other than any such transaction in which the Prior Stockholders own directly or indirectly at least a majority of the voting power of the Voting Stock of the surviving Person in such merger or consolidation immediately after such transaction;

(d)   The consummation of any direct or indirect sale, lease, transfer, conveyance, or other disposition (other than by way of reorganization, merger, or consolidation), in one transaction or a series of related transactions, of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, to any Person or Group (other than the Company or any Affiliate), except any such transaction or series of transactions in which the Prior Stockholders own directly or indirectly at least a majority of the voting power of the Voting Stock of such Person or Group immediately after such transaction or series of transactions; or

(e)   The consummation of a plan or proposal for the liquidation, winding up or dissolution of the Company.

The Board shall have full and final authority, in its sole discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control, and any incidental matters relating thereto.

2.10    “Code” shall mean the Internal Revenue Code of 1986, as amended, as now in effect or as hereafter amended, and any successor thereto. References in the Plan to any Code section shall be deemed to include, as applicable, regulations and guidance promulgated under such Code section.

2.11    “Committee” shall mean a committee of, and designated from time to time by resolution of, the Board, which shall be constituted as provided in Section 3.1.2 and Section 3.1.3 (or, if no Committee has been so designated, the Board).

2.12    “Company” shall mean OSR Holdings, Inc. a Delaware corporation, and any successor thereto.

2.13    “Controlling Interest” shall have the meaning set forth in Treasury Regulation § 1.414(c)-2(b)(2)(i); provided that (a) except as specified in clause (b), an interest of “at least 50 percent” shall be used instead of an interest of “at least 80 percent” in each case where “at least 80 percent” appears in Treasury Regulation § 1.414(c)-2(b)(2)(i), and (b) where a grant of Options or SARs is based on a legitimate business criterion, an interest of “at least 20 percent” shall be used instead of an interest of “at least 80 percent” in each case where “at least 80 percent” appears in Treasury Regulation § 1.414(c)-2(b)(2)(i).

2.14    “Disability” shall mean the inability of a Grantee to perform each of the essential duties of such Grantee’s position by reason of a medically determinable physical or mental impairment that is potentially permanent in character or that can be expected to last for a continuous period of not less than 12 months. With respect to rules regarding the expiration of an Incentive Stock Option following termination of a Grantee’s Service, Disability shall mean the inability of such Grantee to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months.

2.15    “Effective Date” shall mean the date the Plan is adopted by the Board, subject to approval of the Plan by the Company’s stockholders in accordance with Section 5.1.

2.16    “Employee” shall mean, as of any date of determination, an employee (including an officer) of the Company or an Affiliate.

Annex A-3

2.17    “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, as now in effect or as hereafter amended, and any successor thereto.

2.18    “Fair Market Value” shall mean the fair market value of a share of Stock for purposes of the Plan, which shall be, as of any date of determination:

(a)   If on such date the shares of Stock are listed on a Stock Exchange, or are publicly traded on another Securities Market, the Fair Market Value of a share of Stock shall be the closing price of the Stock as reported on such Stock Exchange or such Securities Market (provided that, if there is more than one such Stock Exchange or Securities Market, the Committee shall designate the appropriate Stock Exchange or Securities Market for purposes of the Fair Market Value determination). If there is no such reported closing price on such date, the Fair Market Value of a share of Stock shall be the closing price of the Stock on the next preceding day on which any sale of Stock shall have been reported on such Stock Exchange or such Securities Market.

(b)   If on such date the shares of Stock are not listed on a Stock Exchange or publicly traded on a Securities Market, the Fair Market Value of a share of Stock shall be the value of the Stock as determined by the Committee by the reasonable application of a reasonable valuation method, in a manner consistent with Code § 409A.

Notwithstanding this Section 2.18 or Section 16.3, for purposes of determining taxable income and the amount of the related tax withholding obligation pursuant to Section 16.3, the Fair Market Value shall be determined by the Committee in good faith using any reasonable method it deems appropriate, to be applied consistently with respect to Grantees; provided that the Committee shall determine the Fair Market Value of shares of Stock for tax withholding obligations due in connection with sales, by or on behalf of a Grantee, of such shares of Stock subject to an Award to pay the Option Price, SAR Price, or any tax withholding obligation on the same date on which such shares may first be sold pursuant to the terms of the applicable Award Agreement (including broker-assisted cashless exercises of Options and SARs, as described in Section 12.3, and sell-to-cover transactions) in any manner consistent with applicable provisions of the Code, including, without limitation, by using the sale price of such shares on such date (or if sales of such shares are effectuated at more than one sale price, the weighted average sale price of such shares on such date) as the Fair Market Value of such shares, so long as such Grantee has provided the Company, or its designee or agent, with advance written notice of such sale.

2.19    “Family Member” shall mean, with respect to any Grantee as of any date of determination, (a) a Person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law or sister-in-law, including adoptive relationships, of such Grantee, (b) any Person sharing such Grantee’s household (other than a tenant or employee), (c) a trust in which any one or more of the Persons specified in clauses (a) and (b) (and such Grantee) own more than 50% of the beneficial interest, (d) a foundation in which any one or more of the Persons specified in clauses (a) and (b) (and such Grantee) control the management of assets and (e) any other entity in which one or more of the Persons specified in clauses (a) and (b) (and such Grantee) own more than 50% of the voting interests.

2.20    “Fully Diluted Basis” shall mean, as of any date of determination, the sum of (a) the number of shares of Voting Stock outstanding as of such date of determination plus (b) the number of shares of Voting Stock issuable upon the exercise, conversion, or exchange of all then-outstanding warrants, options, convertible Capital Stock or indebtedness, exchangeable Capital Stock or indebtedness, or other rights exercisable for or convertible or exchangeable into, directly or indirectly, shares of Voting Stock, whether at the time of issue or upon the passage of time or upon the occurrence of some future event, and whether or not in-the-money as of such date of determination.

2.21    “Grant Date” shall mean, as determined by the Committee, the latest to occur of (a) the date as of which the Committee approves the Award, (b) the date on which the recipient of an Award first becomes eligible to receive an Award under Article 6 (for example, in the case of a new hire, the first date on which such new hire performs any Service) or (c) such date later than the dates specified in clauses (a) and (b) specified by the Committee in the corporate action approving the Award.

2.22    “Grantee” shall mean a Person who receives or holds an Award under the Plan.

2.23    “Group” shall have the meaning set forth in Exchange Act §§ 13(d) and 14(d)(2).

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2.24    “Incentive Stock Option” shall mean an “incentive stock option” within the meaning of Code § 422.

2.25    “Nonqualified Stock Option” shall mean an Option that is not an Incentive Stock Option.

2.26    “Non-Employee Director” shall have the meaning set forth in Rule 16b-3 under the Exchange Act.

2.27    “Officer” shall have the meaning set forth in Rule 16a-1(f) under the Exchange Act.

2.28    “Option” shall mean an option to purchase one or more shares of Stock at a specified Option Price awarded to a Grantee pursuant to Article 8.

2.29    “Option Price” shall mean the per share exercise price for shares of Stock subject to an Option.

2.30    “Other Agreement” shall mean any agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or an Affiliate, except an agreement, contract or understanding that expressly addresses Code §§ 280G or 4999.

2.31    “Other Equity-Based Award” shall mean an Award representing a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to Stock, other than an Option, a SAR, Restricted Stock or an RSU.

2.32    “Person” shall mean an individual, a corporation, a partnership, a limited liability company, an association, a trust, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof; provided that, for purposes of Sections 2.9(a) and 2.9(d), Person shall have the meaning set forth in Exchange Act §§ 13(d) and 14(d)(2).

2.33    “Plan” shall mean this OSR Holdings, Inc. 2025 Omnibus Incentive Plan, as amended or restated from time to time.

2.34    “Prior Stockholders” shall mean the holders of equity securities that represented 100% of the Voting Stock of the Company immediately prior to a reorganization, merger, or consolidation involving the Company or any sale or other disposition of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole (or other equity securities into which the Stock or such other equity securities are converted as part of such reorganization, merger, or consolidation transaction).

2.35    “Restricted Period” shall mean a period of time established by the Committee during which an Award of Restricted Stock or RSUs is subject to restrictions.

2.36    “Restricted Stock” shall mean shares of Stock awarded to a Grantee pursuant to Article 10.

2.37    “RSU” shall mean restricted stock unit, which is a bookkeeping entry representing the equivalent of one share of Stock awarded to a Grantee pursuant to Article 10 that may be settled, subject to the terms and conditions of the applicable Award Agreement, in shares of Stock, cash, or a combination thereof.

2.38    “SAR” shall mean a stock appreciation right granted to a Grantee pursuant to Article 9.

2.39    “SAR Price” shall mean the per share exercise price of a SAR.

2.40    “Securities Act” shall mean the Securities Act of 1933, as amended, as now in effect or as hereafter amended, and any successor thereto.

2.41    “Securities Market” shall mean an established securities market.

2.42    “Separation from Service” shall have the meaning set forth in Code § 409A.

2.43    “Service” shall mean service qualifying a Grantee as a Service Provider to the Company or an Affiliate. Unless otherwise provided in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate. Subject to the preceding sentence, any determination by the Committee whether a termination of Service shall have occurred for purposes of the Plan shall be final, binding, and conclusive. If a

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Service Provider’s employment or other Service relationship is with an Affiliate and the applicable entity ceases to be an Affiliate, a termination of Service shall be deemed to have occurred when such entity ceases to be an Affiliate unless the Service Provider transfers his or her employment or other Service relationship to the Company or any other Affiliate.

2.44    “Service Provider” shall mean (a) an Employee or director of the Company or an Affiliate or (b) a consultant or adviser to the Company or an Affiliate (i) who is a natural person, (ii) who is currently providing bona fide services to the Company or an Affiliate and (iii) whose services are not in connection with the Company’s sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s Capital Stock.

2.45    “Service Recipient Stock” shall have the meaning set forth in Code § 409A.

2.46    “Share Limit” shall have the meaning set forth in Section 4.1.

2.47    “Stock” shall mean the common stock, par value $0.0001 per share, of the Company, or any security into which shares of Stock may be changed or for which shares of Stock may be exchanged as provided in Section 14.1.

2.48    “Stock Exchange” shall mean the New York Stock Exchange, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or another established national or regional stock exchange.

2.49    “Subsidiary” shall mean any corporation (other than the Company) or non-corporate entity with respect to which the Company owns, directly or indirectly, 50% or more of the total combined voting power of all classes of Voting Stock. In addition, any other entity may be designated by the Committee as a Subsidiary, provided that (a) such entity could be considered as a subsidiary according to generally accepted accounting principles in the United States of America and (b) in the case of an Award of Options or SARs, such Award would be considered to be granted in respect of Service Recipient Stock under Code § 409A.

2.50    “Substitute Award” shall mean an Award granted upon assumption of, or in substitution for, outstanding awards previously granted under a compensatory plan of the Company, an Affiliate or a business entity acquired or to be acquired by the Company or an Affiliate or with which the Company or an Affiliate has combined or shall combine.

2.51    “Ten Percent Stockholder” shall mean a natural Person who owns more than 10% of the total combined voting power of all classes of Voting Stock of the Company, the Company’s parent (if any), or any of the Company’s Subsidiaries. In determining stock ownership, the attribution rules of Code § 424(d) shall be applied.

2.52    “Voting Stock” shall mean, with respect to any Person, Capital Stock of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person. Without limiting the generality of the foregoing, the Stock shall be Voting Stock of the Company.

3.      ADMINISTRATION OF THE PLAN

3.1      Committee.

3.1.1     Powers and Authorities.    The Committee shall administer the Plan and shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and bylaws and Applicable Laws. Without limiting the generality of the foregoing, the Committee shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award, or any Award Agreement and shall have full power and authority to take all such other actions and to make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Committee deems to be necessary or appropriate to the administration of the Plan, any Award, or any Award Agreement. All such actions and determinations shall be made by (a) the affirmative vote of a majority of the members of the Committee present at a meeting at which a quorum is present, or (b) the unanimous consent of the members of the Committee executed in writing or evidenced by electronic transmission in accordance with the Company’s certificate of incorporation and bylaws and Applicable Laws. Unless otherwise expressly determined by the Board, the Committee shall have the authority to interpret and construe all provisions of the Plan, any Award

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and any Award Agreement, and any such interpretation or construction, and any other determination contemplated to be made under the Plan or any Award Agreement, by the Committee shall be final, binding and conclusive on all Persons, whether or not expressly provided for in any provision of the Plan, such Award, or such Award Agreement.

In the event that the Plan, any Award, or any Award Agreement provides for any action to be taken by the Board or any determination to be made by the Board, such action may be taken or such determination may be made by the Committee constituted in accordance with this Section 3.1 if the Board has delegated the power and authority to do so to such Committee.

3.1.2     Composition of the Committee.    The Committee shall be a committee composed of not fewer than two directors of the Company designated by the Board to administer the Plan. Each member of the Committee shall be a Non-Employee Director and satisfy the composition requirements of any Stock Exchange on which the Stock is listed. Any action taken by the Committee shall be valid and effective whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 3.1.2 or otherwise provided in any charter of the Committee. Without limiting the generality of the foregoing, the Committee may be the Compensation Committee of the Board or a subcommittee thereof.

3.1.3     Other Committees.    The Board also may appoint one or more committees of the Board, each composed of one or more directors of the Company, which (a) may administer the Plan with respect to Grantees who are not Officers or directors of the Company, (b) may grant Awards under the Plan to such Grantees and (c) may determine all terms of such Awards subject, if applicable, to the requirements of Rule 16b-3 under the Exchange Act and the rules of any Stock Exchange or Securities Market on which the Stock is listed or publicly traded.

3.1.4     Delegation by the Committee.    If and to the extent permitted by Applicable Laws, the Committee, by resolution, may delegate some or all of its authority with respect to the Plan and Awards to the Chief Executive Officer of the Company and/or any other officer of the Company designated by the Committee, provided that the Committee may not delegate its authority hereunder (a) to make Awards to directors of the Company, (b) to make Awards to Employees who are (i) Officers or (ii) officers of the Company who are delegated authority by the Committee pursuant to this Section 3.1.4, or (c) to interpret the Plan, any Award, or any Award Agreement. Any delegation shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation or thereafter. Nothing in the Plan shall be construed as obligating the Committee to delegate authority to any officer of the Company, and the Committee may at any time rescind the authority delegated to an officer of the Company appointed hereunder and delegate authority to one or more other officers of the Company. At all times, an officer of the Company delegated authority pursuant to this Section 3.1.4 shall serve in such capacity at the pleasure of the Committee. Any action undertaken by any such officer of the Company in accordance with the Committee’s delegation of authority shall have the same force and effect as if undertaken directly by the Committee, and any reference in the Plan to the “Committee” shall, to the extent consistent with the terms and limitations of such delegation, be deemed to include a reference to each such officer.

3.2      Board.    The Board, from time to time, may exercise any or all of the powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 and other applicable provisions of the Plan, as the Board shall determine, consistent with the Company’s certificate of incorporation and bylaws and Applicable Laws.

3.3      Terms of Awards.

3.3.1     Committee Authority.    Subject to the other terms and conditions of the Plan, the Committee shall have full and final authority to:

(a)   designate Grantees;

(b)   determine the type or types of Awards to be made to a Grantee;

(c)   determine the number of shares of Stock to be subject to an Award or to which an Award relates;

(d)   establish the terms and conditions of each Award (including the Option Price of any Option, the SAR Price for any SAR, and the purchase price for applicable Awards, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an

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Award or the shares of Stock subject thereto, the treatment of an Award in the event of a Change in Control (subject to applicable agreements), and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options);

(e)   prescribe the form of each Award Agreement evidencing an Award;

(f)    subject to the limitation on repricing in Section 3.4, amend, modify, or supplement the terms of any outstanding Award, which authority shall include the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to make Awards or to modify outstanding Awards made to eligible natural Persons who are foreign nationals or are natural Persons who are employed outside the United States to reflect differences in local law, tax policy, or custom; provided that, notwithstanding the foregoing, no amendment, modification, or supplement of the terms of any outstanding Award shall, without the consent of the Grantee thereof, impair such Grantee’s rights under such Award; and

(g)   make Substitute Awards.

3.3.2     Forfeiture; Recoupment.    The Committee may reserve the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee with respect to an Award thereunder on account of actions taken by, or failed to be taken by, such Grantee in violation or breach of, or in conflict with, any (a) employment agreement, (b) non-competition agreement, (c) agreement prohibiting solicitation of Employees or clients of the Company or an Affiliate, (d) confidentiality obligation with respect to the Company or an Affiliate, (e) policy or procedure of the Company or an Affiliate, (f) other agreement, or (g) other obligation of such Grantee to the Company or an Affiliate, as and to the extent specified in such Award Agreement. If the Grantee of an outstanding Award is an Employee of the Company or an Affiliate and such Grantee’s Service is terminated for Cause, the Committee may annul such Grantee’s outstanding Award as of the date of the Grantee’s termination of Service for Cause.

Any Award granted pursuant to the Plan shall be subject to mandatory repayment by the Grantee to the Company to the extent set forth in the Plan or an Award Agreement or to the extent the Grantee is, or in the future becomes, subject to (1) any Company or Affiliate “clawback” or recoupment policy that is adopted to comply with the requirements of any Applicable Laws, or (2) any Applicable Laws that impose mandatory recoupment, under circumstances set forth in such Applicable Laws.

3.4      No Repricing Without Stockholder Approval.    Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, shares of Stock, other securities, or other property), stock split, extraordinary dividend, recapitalization, Change in Control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of Stock or other securities or similar transaction), the Company may not (a) amend the terms of outstanding Options or SARs to reduce the Option Price or SAR Price, as applicable, of such outstanding Options or SARs, (b) cancel outstanding Options or SARs in exchange for, or in substitution of, Options or SARs with an Option Price or SAR Price, as applicable, that is less than the Option Price or SAR Price, as applicable, of the original Options or SARs or (c) cancel outstanding Options or SARs with an Option Price or SAR Price, as applicable, above the current Fair Market Value in exchange for cash or other securities, in each case, unless such action (i) is subject to and approved by the Company’s stockholders or (ii) would not be deemed to be a repricing under the rules of any Stock Exchange or Securities Market on which the Stock is listed or publicly traded.

3.5      Deferral Arrangement.    The Committee may permit or require the deferral of any payment pursuant to any Award into a deferred compensation arrangement, subject to such rules and procedures as it may establish, in connection therewith, provisions for converting such credits into RSUs that comply with the requirements of Code § 409A and for restricting deferrals to comply with hardship distribution rules affecting tax-qualified retirement plans subject to Code § 401(k)(2)(B)(IV). Any such deferrals shall be made in a manner that complies with Code § 409A, including, if applicable, with respect to when a Separation from Service occurs.

3.6      Registration; Share Certificates.    Notwithstanding any provision of the Plan to the contrary, the ownership of the shares of Stock issued under the Plan may be evidenced in such a manner as the Committee, in its sole discretion, deems appropriate, including by book-entry or direct registration (including transaction advices) or the issuance of one or more share certificates.

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4.      STOCK SUBJECT TO THE PLAN

4.1      Number of Shares of Stock Available for Awards.    Subject to such additional shares of Stock as shall be available for issuance under the Plan pursuant to Sections 4.2 and 4.3(c), and subject to adjustment pursuant to Article 14, the maximum number of shares of Stock reserved for issuance under the Plan shall be equal to 6,300,000 shares of Stock. Such shares of Stock may be authorized and unissued shares of Stock, treasury shares of Stock or any combination of the foregoing, as may be determined from time to time by the Board or by the Committee. Any of the shares of Stock reserved and available for issuance under the Plan may be used for any type of Award under the Plan, and any or all of the shares of Stock reserved for issuance under the Plan shall be available for issuance pursuant to Incentive Stock Options.

4.2      Adjustments in Authorized Shares of Stock.    In connection with mergers, reorganizations, separations or other transactions to which Code § 424(a) applies, the Committee shall have the right to cause the Company to assume awards previously granted under a compensatory plan of another business entity that is a party to such transaction and to grant Substitute Awards under the Plan for such awards. The Share Limit pursuant to Section 4.1 shall be increased by the number of shares of Stock subject to any such assumed awards and Substitute Awards. Shares available for issuance under a stockholder-approved plan of a business entity that is a party to such transaction (as appropriately adjusted, if necessary, to reflect such transaction) may be used for Awards under the Plan and shall not reduce the number of shares of Stock otherwise available for issuance under the Plan, subject to applicable rules of any Stock Exchange or Securities Market on which the Stock is listed or publicly traded.

4.3      Share Usage.

(a)   Shares of Stock covered by an Award shall be counted as used as of the Grant Date for purposes of calculating the number of shares of Stock available for issuance under Section 4.1.

(b)   Any shares of Stock that are subject to Awards, including shares of Stock acquired through dividend reinvestment pursuant to Article 10, shall be counted against the Share Limit set forth in Section 4.1 as one share of Stock for every one share of Stock subject to an Award. The number of shares of Stock subject to an Award of SARs shall be counted against the Share Limit set forth in Section 4.1 as one share of Stock for every one share of Stock subject to such Award regardless of the number of shares of Stock actually issued to settle such SARs upon the exercise of the SARs. At least the target number of shares of Stock issuable under an Award that is subject to vesting, exercisability or settlement based on the achievement of performance goals shall be counted against the Share Limit set forth in Section 4.1 as of the Grant Date, but such number shall be adjusted to equal the actual number of shares of Stock issued upon settlement of the Award to the extent different from such target number of shares of Stock.

(c)   If any shares of Stock covered by an Award granted under the Plan are not purchased or are forfeited or expire or if an Award otherwise terminates without delivery of any Stock subject thereto or is settled in cash in lieu of shares, then the number of shares of Stock counted against the Share Limit with respect to such Award shall, to the extent of any such forfeiture, termination, expiration or settlement, again be available for making Awards under the Plan.

(d)   The number of shares of Stock available for issuance under the Plan shall not be increased by the number of shares of Stock (i) tendered, withheld or subject to an Award granted under the Plan surrendered in connection with the purchase of shares of Stock upon exercise of an Option, (ii) that were not issued upon the net settlement or net exercise of a Stock-settled SAR granted under the Plan, (iii) deducted or delivered from payment of an Award granted under the Plan in connection with the Company’s tax withholding obligations as provided in Section 16.3 or (iv) purchased by the Company with proceeds from Option exercises.

5.      TERM, AMENDMENT AND TERMINATION

5.1      Term.    The Plan shall become effective as of the Effective Date, subject to approval of the Plan by the Company’s stockholders within 12 months of the Effective Date. Upon approval of the Plan by the Company’s stockholders, all Awards made under the Plan on or after the Effective Date shall be fully effective as if the stockholders of the Company had approved the Plan on the Effective Date. If the Stockholders do not approve the Plan within 12 months of the Effective Date, any Awards made under the Plan on or after the Effective Date shall not be exercisable, settleable or deliverable, except to the extent such Awards could have otherwise been made under the

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Plan. The Plan shall terminate on the first to occur of (a) 11:59PM ET on the day before the tenth anniversary of the Effective Date, (b) the date determined in accordance with Section 5.2 and (c) the date determined in accordance with Section 14.3. Upon such termination of the Plan, all outstanding Awards shall continue to have full force and effect in accordance with the provisions of the terminated Plan and the applicable Award Agreement (or other documents evidencing such Awards).

5.2      Amendment, Suspension and Termination.    The Board may, at any time and from time to time, amend, suspend or terminate the Plan; provided that, with respect to Awards previously granted under the Plan, no amendment, suspension or termination of the Plan shall, without the consent of any Grantee affected thereby, impair the rights or obligations under any such Award. The effectiveness of any amendment to the Plan shall be conditioned on approval of such amendment by the Company’s stockholders to the extent provided by the Board or required by Applicable Laws; provided that no amendment shall be made to the no-repricing provisions of Section 3.4, the Option pricing provisions of Section 8.1 or the SAR pricing provisions of Section 9.1 without the approval of the Company’s stockholders.

6.      AWARD ELIGIBILITY AND LIMITATIONS

6.1      Eligible Grantees.    Subject to this Article 6, Awards may be made under the Plan to any Service Provider, as the Committee shall determine and designate from time to time, and any other individual whose participation in the Plan is determined to be in the best interests of the Company by the Committee.

6.2      Stand-Alone, Additional, Tandem and Substitute Awards.    Subject to Section 3.4, Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, (a) any other Award, (b) any award granted under another plan of the Company, an Affiliate or any business entity that has been a party to a transaction with the Company or an Affiliate or (c) any other right of a Grantee to receive payment from the Company or an Affiliate. Such additional, tandem, exchange or Substitute Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or for an award granted under another plan of the Company, an Affiliate or any business entity that has been a party to a transaction with the Company or an Affiliate, the Committee shall require the surrender of such other Award or award under such other plan in consideration for the grant of such exchange or Substitute Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash payments under other plans of the Company or an Affiliate. Notwithstanding Sections 8.1 and 9.1, but subject to Section 3.4, the Option Price of an Option or the SAR Price of a SAR that is a Substitute Award may be less than 100% of the Fair Market Value of a share of Stock on the original Grant Date; provided that such Option Price or SAR Price is determined in accordance with the principles of Code § 424 for any Incentive Stock Option and consistent with Code § 409A for any other Option or SAR.

7.      AWARD AGREEMENT

Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, which shall be in such forms as the Committee from time to time determines. Award Agreements utilized under the Plan from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Nonqualified Stock Options or Incentive Stock Options. In the absence of such specification, such Options shall be deemed to constitute Nonqualified Stock Options. In the event of any inconsistency between the Plan and an Award Agreement, the provisions of the Plan shall control.

8.      TERMS AND CONDITIONS OF OPTIONS

8.1      Option Price.    The Option Price of each Option shall be fixed by the Committee and stated in the Award Agreement evidencing such Option. Except in the case of Substitute Awards, the Option Price of each Option shall be at least the Fair Market Value of one share of Stock on the Grant Date (provided that, in the event that a Grantee is a Ten Percent Stockholder, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than 110% of the Fair Market Value of one share of Stock on the Grant Date). In no case shall the Option Price of any Option be less than the par value of one share of Stock.

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8.2      Vesting and Exercisability.    Subject to Sections 8.3 and 14.3, each Option granted under the Plan shall become vested or exercisable at such times and under such conditions as determined by the Committee and stated in the Award Agreement, which may include the achievement of performance goals. However, no Option shall be granted to Grantees who are entitled to overtime under Applicable Laws that shall vest or be exercisable within a six-month period starting on the Grant Date.

8.3      Term.     Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, on the tenth anniversary of the Grant Date of such Option, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such Option (provided that, in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the fifth anniversary of the Grant Date of such Option). To the extent deemed necessary or appropriate by the Committee to reflect differences in local law, tax policy or custom with respect to any Option granted to a Grantee who is a foreign national or is a natural Person who is employed outside the United States, such Option may terminate, and all rights to purchase shares of Stock thereunder may cease, upon the expiration of a period longer than ten years from the Grant Date of such Option as the Committee shall determine.

8.4      Termination of Service.    Each Award Agreement with respect to the grant of an Option shall set forth the extent to which the Grantee shall have the right to exercise such Option following termination of such Grantee’s Service, it at all. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan and may reflect distinctions based on the reasons for termination of Service.

8.5      Limitations on Exercise of Option.    Notwithstanding any provision of the Plan to the contrary, in no event may any Option be exercised, in whole or in part, after the occurrence of an event referred to in Article 14 that results in the termination of such Option.

8.6      Method of Exercise.    Subject to Article 12 and Section 16.3, an Option that is exercisable may be exercised by the Grantee’s delivery to the Company or its designee or agent of notice of exercise on any business day, at the Company’s principal office or the office of such designee or agent, on the form specified by the Company and in accordance with any additional procedures specified by the Committee. Such notice shall specify the number of shares of Stock with respect to which such Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares of Stock for which such Option is being exercised, plus the amount (if any) of federal and other taxes that the Company may, in its judgment, be required to withhold with respect to the exercise of such Option.

8.7      Rights of Holders of Options.    Unless otherwise stated in the applicable Award Agreement, a Grantee or other Person holding or exercising an Option shall have none of the rights of a stockholder of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the shares of Stock subject to such Option, to direct the voting of the shares of Stock subject to such Option or to receive notice of any meeting of the Company’s stockholders) until the shares of Stock subject thereto are fully paid and issued to such Grantee or other Person. Except as provided in Article 14, no adjustment shall be made for dividends, distributions or other rights with respect to any shares of Stock subject to an Option for which the record date is prior to the date of issuance of such shares of Stock.

8.8      Delivery of Stock.    Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price with respect thereto, such Grantee shall be entitled to receive such evidence of such Grantee’s ownership of the shares of Stock subject to such Option as shall be consistent with Section 3.6.

8.9      Transferability of Options.    Except as provided in Section 8.10, during the lifetime of a Grantee of an Option, only such Grantee (or, in the event of such Grantee’s legal incapacity or incompetency, such Grantee’s guardian or legal representative) may exercise such Option. Except as provided in Section 8.10, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

8.10    Family Transfers.    If authorized in the applicable Award Agreement and by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of an Option that is not an Incentive Stock Option to any Family Member. For the purpose of this Section 8.10, a transfer “not for value” is a transfer that is a gift, a transfer under a domestic relations order in settlement of marital property rights or a transfer to an entity in which more than

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50% of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in such entity (unless Applicable Laws do not permit such transfer). Following a transfer under this Section 8.10, any such Option shall continue to be subject to the same terms and conditions as were applicable thereto immediately prior to such transfer. Subsequent transfers of transferred Options shall be prohibited except to Family Members of the original Grantee in accordance with this Section 8.10 or by will or the laws of descent and distribution. The provisions of Section 8.4 relating to termination of Service shall continue to be applied with respect to the original Grantee of the Option, following which such Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.

8.11    Limitations on Incentive Stock Options.    An Option shall constitute an Incentive Stock Option only (a) if the Grantee of such Option is an Employee of the Company or any corporate Subsidiary, (b) to the extent specifically provided in the related Award Agreement and (c) to the extent that the aggregate Fair Market Value (determined at the time such Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Company and its Affiliates) does not exceed $100,000. Except to the extent provided in the regulations under Code § 422, this limitation shall be applied by taking Options into account in the order in which they were granted.

8.12    Notice of Disqualifying Disposition.    If any Grantee disposes of shares of Stock issued pursuant to the exercise of an Incentive Stock Option under the circumstances provided in Code § 421(b) (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition immediately but in no event later than ten days thereafter.

9.      TERMS AND CONDITIONS OF SARS

9.1      Right to Payment and SAR Price.    A SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (a) the Fair Market Value of one share of Stock on the date of exercise, over (b) the SAR Price as determined by the Committee. The Award Agreement for a SAR shall specify the SAR Price, which shall be no less than the Fair Market Value of one share of Stock on the Grant Date of such SAR. SARs may be granted in tandem with all or part of an Option granted under the Plan or at any subsequent time during the term of such Option, in combination with all or any part of any other Award or without regard to any Option or other Award, provide that a SAR that is granted in tandem with all or part of an Option shall have the same term, and expire at the same time, as the related Option. A SAR that is granted subsequent to the Grant Date of a related Option must have a SAR Price that is no less than the Fair Market Value of one share of Stock on the Grant Date of such SAR.

9.2      Other Terms.    The Committee shall determine, on the Grant Date or thereafter, the time or times at which, and the circumstances under which, a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future Service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which shares of Stock shall be delivered or deemed to be delivered to Grantees, whether or not a SAR shall be granted in tandem or in combination with any other Award and any and all other terms and conditions of any SAR. However, no SARs shall be granted to Grantees who are entitled to overtime under Applicable Laws that shall vest or be exercisable within a six-month period starting on the Grant Date.

9.3      Term.    Each SAR granted under the Plan shall terminate, and all rights thereunder shall cease, on the tenth anniversary of the Grant Date of such SAR or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such SAR.

9.4      Rights of Holders of SARs.    Unless otherwise stated in the applicable Award Agreement, a Grantee or other Person holding or exercising a SAR shall have none of the rights of a stockholder of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the shares of Stock underlying such SAR, to direct the voting of the shares of Stock underlying such SAR or to receive notice of any meeting of the Company’s stockholders) until the shares of Stock underlying such SAR, if any, are issued to such Grantee or other Person. Except as provided in Article 14, no adjustment shall be made for dividends, distributions, or other rights with respect to any shares of Stock underlying a SAR for which the record date is prior to the date of issuance of such shares of Stock, if any.

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9.5      Transferability of SARs.    Except as provided in Section 9.6, during the lifetime of a Grantee of a SAR, only the Grantee (or, in the event of such Grantee’s legal incapacity or incompetency, such Grantee’s guardian or legal representative) may exercise such SAR. Except as provided in Section 9.6, no SAR shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

9.6      Family Transfers.    If authorized in the applicable Award Agreement and by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of a SAR to any Family Member. For the purpose of this Section 9.6, a transfer “not for value” is a transfer that is a gift, a transfer under a domestic relations order in settlement of marital property rights or a transfer to an entity in which more than 50% of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in such entity (unless Applicable Laws do not permit such transfer). Following a transfer under this Section 9.6, any such SAR shall continue to be subject to the same terms and conditions as were in effect immediately prior to such transfer. Subsequent transfers of transferred SARs shall be prohibited except to Family Members of the original Grantee in accordance with this Section 9.6 or by will or the laws of descent and distribution.

10.    TERMS AND CONDITIONS OF RESTRICTED STOCK AND RSUS

10.1    Grant of Restricted Stock and RSUs.    Awards of Restricted Stock and RSUs may be made for consideration or for no consideration, other than the par value of the shares of Stock, which shall be deemed paid by past Service or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service to the Company or an Affiliate.

10.2    Restrictions.    At the time a grant of Restricted Stock or RSUs is made, the Committee may, in its sole discretion, establish a Restricted Period applicable to such Restricted Stock or RSUs and prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the achievement of corporate or individual performance goals, which may be applicable to all or any portion of such Restricted Stock or RSUs as provided in Article 11. Awards of Restricted Stock and RSUs may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Awards.

10.3    Registration; Restricted Stock Certificates.    Pursuant to Section 3.6, to the extent that ownership of Restricted Stock is evidenced by a book-entry registration or direct registration (including transaction advices), such registration shall be notated to evidence the restrictions imposed on such Award of Restricted Stock under the Plan and the applicable Award Agreement. Subject to Section 3.6 and the immediately following sentence, the Company may issue, in the name of each Grantee to whom Restricted Stock has been granted, certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date of such Restricted Stock. The Committee may provide in an Award Agreement with respect to an Award of Restricted Stock that either the Secretary of the Company shall hold such certificates for such Grantee’s benefit until such time as such shares of Restricted Stock are forfeited to the Company or the restrictions applicable thereto lapse and such Grantee shall deliver a stock power to the Company with respect to each certificate or such certificates shall be delivered to such Grantee, provided that such certificates shall bear legends that comply with Applicable Laws and make appropriate reference to the restrictions imposed on such Award of Restricted Stock under the Plan and such Award Agreement.

10.4    Rights of Holders of Restricted Stock.    Unless the Committee provides otherwise in an Award Agreement and subject to the restrictions set forth in the Plan, any applicable Company program, and the applicable Award Agreement, holders of Restricted Stock shall have the right to vote such shares of Restricted Stock and the right to receive any dividend payments or distributions declared or paid with respect to such shares of Restricted Stock. The Committee may provide in an Award Agreement evidencing a grant of Restricted Stock that any cash dividend payments or distributions paid on Restricted Stock shall be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions as applicable to such underlying shares of Restricted Stock or any dividend payments or distributions declared or paid on shares of Restricted Stock shall only be made or paid upon satisfaction of the vesting conditions and restrictions applicable to such shares of Restricted Stock. Dividend payments or distributions declared or paid on shares of Restricted Stock that vest or are earned based on the achievement of performance goals shall not vest unless such performance goals for such shares of Restricted Stock are achieved, and if such performance goals are not achieved, the Grantee of such shares of Restricted Stock

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shall promptly forfeit and, to the extent already paid or distributed, repay to the Company such dividend payments or distributions. All stock dividend payments or distributions, if any, received by a Grantee with respect to shares of Restricted Stock as a result of any stock split, stock dividend, combination of stock, or other similar transaction shall be subject to the same vesting conditions and restrictions as applicable to such underlying shares of Restricted Stock.

10.5    Rights of Holders of RSUs.    A holder of RSUs shall have no rights other than those of a general unsecured creditor of the Company. RSUs represent unfunded and unsecured obligations of the Company, subject to the terms and conditions of the applicable Award Agreement. Holders of RSUs shall have no rights as stockholders of the Company (for example, the right to receive dividend payments or distributions attributable to the shares of Stock underlying such RSUs to direct the voting of the shares of Stock underlying such RSUs, or to receive notice of any meeting of the Company’s stockholders).

10.6    Termination of Service.    Unless the Committee provides otherwise in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after such Award Agreement is issued, but prior to termination of Grantee’s Service, upon the termination of such Grantee’s Service, any Restricted Stock or RSUs held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of such Restricted Stock or RSUs, the Grantee shall have no further rights with respect thereto, including any right to vote such Restricted Stock or any right to receive dividends, with respect to such Restricted Stock or RSUs.

10.7    Purchase of Restricted Stock and Shares of Stock Subject to RSUs.    The Grantee of an Award of Restricted Stock or vested RSUs shall be required, to the extent required by Applicable Laws, to purchase such Restricted Stock or the shares of Stock subject to such vested RSUs from the Company at a purchase price equal to the greater of (a) the aggregate par value of the shares of Stock represented by such Restricted Stock or such vested RSUs or (b) the purchase price, if any, specified in the Award Agreement relating to such Restricted Stock or such vested RSUs. Such purchase price shall be payable in a form provided in Article 12 or, in the sole discretion of the Committee, in consideration for Service rendered or to be rendered by the Grantee to the Company or an Affiliate.

10.8    Delivery of Shares of Stock.    Upon the expiration or termination of any Restricted Period and the satisfaction of any other conditions prescribed by the Committee, including, without limitation, any performance goals or delayed delivery period, the restrictions applicable to Restricted Stock or RSUs settled in shares of Stock shall lapse and, unless otherwise provided in the applicable Award Agreement, a book-entry or direct registration (including transaction advices) or a certificate evidencing ownership of such shares of Stock shall, consistent with Section 3.6, be issued, free of all such restrictions, to the Grantee thereof or such Grantee’s beneficiary or estate, as the case may be. Neither the Grantee, nor the Grantee’s beneficiary or estate, shall have any further rights with regard to an RSU once the shares of Stock represented by such RSU have been delivered in accordance with this Section 10.8.

11.    TERMS AND CONDITIONS OF OTHER EQUITY-BASED AWARDS

The Committee may, in its sole discretion, grant Awards in the form of Other Equity-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. Awards granted pursuant to this Article 11 may be granted with vesting, value or payment contingent on the achievement of one or more performance goals. The Committee shall determine the terms and conditions of Other Equity-Based Awards on the Grant Date or thereafter. Unless the Committee provides otherwise in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after such Award Agreement is issued, but prior to termination of Grantee’s Service, upon the termination of a Grantee’s Service, any Other Equity-Based Awards held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of any Other Equity-Based Award, the Grantee thereof shall have no further rights with respect to such Other Equity-Based Award.

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12.    FORMS OF PAYMENT

12.1    General Rule.    Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option or the purchase price, if any, for Restricted Stock or vested RSUs shall be made in cash or in cash equivalents acceptable to the Company.

12.2    Surrender of Shares of Stock.    To the extent that the applicable Award Agreement so provides, payment of the Option Price for shares of Stock purchased pursuant to the exercise of an Option or the purchase price, if any, for Restricted Stock or vested RSUs may be made all or in part through the tender or attestation to the Company of shares of Stock, which shall be valued, for purposes of determining the extent to which such Option Price or purchase price has been paid thereby, at their Fair Market Value on the date of such tender or attestation.

12.3    Cashless Exercise.    To the extent permitted by Applicable Laws and to the extent the Award Agreement so provides, payment of the Option Price for shares of Stock purchased pursuant to the exercise of an Option may be made all or in part by delivery (on a form acceptable to the Committee) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the proceeds of such sale to the Company in payment of such Option Price and any withholding taxes described in Section 16.3.

12.4    Other Forms of Payment.    To the extent that the applicable Award Agreement so provides or unless otherwise specified in an Award Agreement, payment of the Option Price for shares of Stock purchased pursuant to exercise of an Option or the purchase price, if any, for Restricted Stock or vested RSUs may be made in any other form that is consistent with Applicable Laws, including (a) with respect to Restricted Stock or vested RSUs only, Service rendered or to be rendered by the Grantee thereof to the Company or an Affiliate and (b) with the consent of the Company, by withholding the number of shares of Stock that would otherwise vest or be issuable in an amount equal in value to the Option Price or purchase price or the required tax withholding amount.

13.    REQUIREMENTS OF LAW

13.1    General.    The Company shall not be required to offer, sell or issue any shares of Stock under any Award, whether pursuant to the exercise of an Option or a SAR, the settlement of a RSU or otherwise, if the offer, sale or issuance of such shares of Stock would constitute a violation by the Grantee, the Company, an Affiliate or any other Person of any provision of the Company’s certificate of incorporation or bylaws or of Applicable Laws, including any federal or state securities laws or regulations. If at any time the Company determines, in its discretion, that the listing, registration or qualification of any shares of Stock subject to an Award on any Stock Exchange or Securities Market or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the offering, sale, issuance or purchase of shares of Stock in connection with any Award, no shares of Stock may be offered, sold or issued to the Grantee or any other Person under such Award, whether pursuant to the exercise of an Option or a SAR, the settlement of a RSU or otherwise, unless such listing, registration or qualification shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of such Award. Without limiting the generality of the foregoing, upon the exercise of any Option or any SAR that may be settled in shares of Stock or the delivery of any shares of Stock underlying an Award, unless a registration statement under the Securities Act is in effect with respect to the shares of Stock subject to such Award, the Company shall not be required to offer, sell or issue such shares of Stock unless the Committee receives evidence satisfactory to it that the Grantee or any other Person exercising such Option or SAR or accepting delivery of such shares may acquire such shares of Stock pursuant to an exemption from registration under the Securities Act. Any determination by the Committee in connection with the foregoing shall be final, binding and conclusive. The Company may register, but shall in no event be obligated to register, any shares of Stock or other securities issuable pursuant to the Plan pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or a SAR or the issuance of shares of Stock or other securities issuable pursuant to the Plan or any Award to comply with any Applicable Laws. As to any jurisdiction that expressly imposes the requirement that an Option or SAR that may be settled in shares of Stock shall not be exercisable until the shares of Stock subject to such Option or SAR are registered under the securities laws thereof or are exempt from such registration, the exercise of such Option or SAR under circumstances in which the laws of such jurisdiction apply shall be deemed to be conditioned on the effectiveness of such registration or the availability of such an exemption.

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13.2    Rule 16b-3.    During any time when the Company has any class of common equity securities registered under Exchange Act § 12, it is the intention of the Company that Awards pursuant to the Plan and the exercise of Options and SARs that would otherwise be subject to Exchange Act § 16(b) shall qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Committee does not comply with the requirements of Rule 16b-3, such provision or action shall be deemed inoperative with respect to such Awards to the extent permitted by Applicable Laws and deemed advisable by the Committee and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Committee may exercise its discretion to modify the Plan in any respect necessary or advisable in its judgment to satisfy the requirements of or to permit the Company to avail itself of the benefits of the revised exemption or its replacement.

14.    EFFECT OF CHANGES IN CAPITALIZATION

14.1    Changes in Stock.    If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number of shares or kind of Capital Stock or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse stock split, spin-off, combination of stock, exchange of stock, stock dividend or other distribution payable in capital stock or other increase or decrease in shares of Stock effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares of Capital Stock for which grants of Options and other Awards may be made under the Plan, including the Share Limit set forth in Section 4.1, which includes the number and kinds of issued shares of Capital Stock by which the Plan reserve may be increased annually, shall be adjusted proportionately and accordingly by the Committee. In addition, the number and kind of shares of Capital Stock for which Awards are outstanding shall be adjusted proportionately and accordingly by the Committee so that the proportionate interest of the Grantee therein immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price or SAR Price payable with respect to shares that are subject to the unexercised portion of such outstanding Options or SARs, as applicable, but shall include a corresponding proportionate adjustment in the per share Option Price or SAR Price, as the case may be. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (including an extraordinary dividend, but excluding a non-extraordinary dividend, declared and paid by the Company) without receipt of consideration by the Company, the Board or the Committee constituted pursuant to Section 3.1.2 shall, in such manner as the Board or the Committee deems appropriate, adjust the number and kind of shares of Capital Stock subject to outstanding Awards and the aggregate and per share Option Price of outstanding Options and the aggregate and per share SAR Price of outstanding SARs as required to reflect such distribution.

14.2    Transactions That Do Not Constitute a Change in Control.    Subject to Section 14.3, if the Company is the surviving entity in any reorganization, merger or consolidation of the Company with one or more other entities that does not constitute a Change in Control, any Award granted pursuant to the Plan shall pertain to and apply to the Capital Stock to which a holder of the number of shares of Stock subject to such Award would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the per share Option Price or SAR Price of any outstanding Option or SAR so that the aggregate Option Price or SAR Price thereafter shall be the same as the aggregate Option Price or SAR Price of the shares of Stock remaining subject to the Option or SAR as in effect immediately prior to such reorganization, merger or consolidation. Subject to any contrary language in an Award Agreement, any restrictions applicable to such Award shall apply as well to any replacement shares of Capital Stock subject to such Award received by the Grantee as a result of such reorganization, merger or consolidation. In the event of any reorganization, merger or consolidation of the Company referred to in this Section 14.2, any Awards subject to vesting, exercisability or settlement based on the achievement of performance goals shall be adjusted (including any adjustment to the performance goals applicable to such Awards deemed appropriate by the Committee) so as to apply to the Capital Stock that a holder of the number of shares of Stock subject to such Awards would have been entitled to receive immediately following such reorganization, merger or consolidation.

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14.3    Change in Control in which Awards are not Assumed.    Except as otherwise provided in the applicable Award Agreement, upon the occurrence of a Change in Control in which outstanding Awards are not being assumed or continued, the following provisions shall apply to such Awards, to the extent not assumed or continued:

(a)   Immediately prior to the occurrence of such Change in Control, in each case with the exception of Awards subject to vesting, exercisability or settlement based on the achievement of performance goals, all outstanding shares of Restricted Stock and all RSUs shall be deemed to have vested, all shares of Stock or cash subject to such Awards shall be delivered and either or both of the following actions shall be taken:

(i)       At least 15 days prior to the scheduled consummation of such Change in Control, all Options and SARs outstanding under the Plan shall become immediately exercisable and shall remain exercisable for a period of 15 days. Any exercise of an Option or SAR during this 15-day period shall be conditioned on the consummation of the applicable Change in Control and shall be effective only immediately before the consummation thereof. Upon consummation of such Change in Control, the Plan and all outstanding but unexercised Options and SARs shall terminate, with or without consideration (including, without limitation, consideration in accordance with Section 14.3(a)(ii)) as determined by the Committee in its sole discretion. The Committee shall send notice of an event that shall result in such a termination to all Persons who hold Options and SARs not later than the time at which the Company gives notice thereof to its stockholders.

(ii)      The Committee may elect, in its sole discretion, to cancel any outstanding Awards of Options, SARs, Restricted Stock or RSUs and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or Capital Stock having a value (as determined by the Committee acting in good faith), in the case of Restricted Stock or RSUs, equal to the formula or fixed price per share paid to holders of shares of Stock pursuant to such Change in Control and, in the case of Options or SARs, equal to the product of the number of shares of Stock subject to such Options or SARs multiplied by the amount, if any, by which (1) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (2) the Option Price or SAR Price applicable to such Options or SARs.

(b)   For Awards subject to vesting, exercisability or settlement based on the achievement of performance goals, actual performance to date shall be determined as of a date reasonably proximate to the date of consummation of the Change in Control as determined by the Committee, in its sole discretion, and that level of performance thus determined shall be treated as achieved immediately prior to occurrence of the Change in Control. For purposes of the preceding sentence, if, based on the discretion of the Committee, actual performance is not determinable, the Awards shall be treated as though the target performance has been achieved. After application of this Section 14.3(b), if any Awards arise from application of this Article 14, such Awards shall be settled under the applicable provision of Section 14.3(a).

(c)   Other Equity-Based Awards shall be governed by the terms of the applicable Award Agreement.

14.4    Change in Control in which Awards are Assumed.    Except as otherwise provided in the applicable Award Agreement, upon the occurrence of a Change in Control in which outstanding Awards are being assumed or continued, the Plan and the Options, SARs, Restricted Stock, RSUs and Other Equity-Based Awards granted under the Plan shall continue in the manner and under the terms so provided in the event of any Change in Control to the extent that provision is made in writing in connection with such Change in Control for the assumption or continuation of such Options, SARs, Restricted Stock, RSUs and Other Equity-Based Awards or for the substitution for such Options, SARs, Restricted Stock, RSUs and Other Equity-Based Awards of new stock options, stock appreciation rights, restricted stock, restricted stock units and other equity-based awards relating to the Capital Stock of a successor entity or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and exercise prices of options and stock appreciation rights.

14.5    Adjustments.    Adjustments under this Article 14 related to shares of Stock or other Capital Stock of the Company shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Committee may provide in the applicable Award Agreement as of the Grant Date for different provisions

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to apply to an Award in place of those provided in Sections 14.1, 14.2, 14.3 and 14.4. This Article 14 shall not limit the Committee’s ability to provide for alternative treatment of Awards outstanding under the Plan in the event of a change in control event involving the Company that is not a Change in Control.

14.6    No Limitations on Company.    The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets (including all or any part of the business or assets of any Subsidiary or other Affiliate) or to engage in any other transaction or activity.

15.    PARACHUTE LIMITATIONS

If any Grantee is a disqualified individual as defined in Code § 280G(c), then, notwithstanding any other provision of the Plan or of any Other Agreement to the contrary and notwithstanding any Benefit Arrangement, any right of such Grantee to any exercise, vesting, payment or benefit under the Plan shall be reduced or eliminated (a) to the extent that such right to exercise, vesting, payment or benefit, taking into account all other rights, payments or benefits to or for the Grantee under the Plan, all Other Agreements and all Benefit Arrangements, would cause any exercise, vesting, payment or benefit to such Grantee under the Plan to be considered a parachute payment (as defined by Code § 280G(b)(2)) and (b) if, as a result of receiving such parachute payment, the aggregate after-tax amounts received by the Grantee from the Company under the Plan, all Other Agreements and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a parachute payment.

Except as required by Code § 409A or to the extent that Code § 409A permits discretion, the Committee shall have the right, in the Committee’s sole discretion, to designate those rights, payments or benefits under the Plan, all Other Agreements and all Benefit Arrangements that should be reduced or eliminated so as to avoid having such rights, payments or benefits be considered a parachute payment. To the extent any payment or benefit constitutes deferred compensation under Code § 409A, to comply with Code § 409A, except as otherwise provided in an applicable agreement between a Grantee and the Company or an Affiliate, the Company shall instead accomplish such reduction by first reducing or eliminating any cash payments (with the payments to be made furthest in the future being reduced first), then by reducing or eliminating any accelerated vesting of Awards subject to vesting, exercisability or settlement based on the achievement of performance goals, then by reducing or eliminating any accelerated vesting of Options or SARs, then by reducing or eliminating any accelerated vesting of Restricted Stock or RSUs, then by reducing or eliminating any other remaining parachute payments.

16.    GENERAL PROVISIONS

16.1    Disclaimer of Rights.    No provision in the Plan, any Award, or any Award Agreement shall be construed (a) to confer on any individual the right to remain in the Service of the Company or an Affiliate, (b) to interfere in any way with any contractual or other right or authority of the Company or an Affiliate either to increase or decrease the compensation or other payments to any Person at any time, or (c) to terminate any Service or other relationship between any Person and the Company or an Affiliate. In addition, notwithstanding any provision of the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, in another agreement with the Grantee, or otherwise in writing, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to provide Service. The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts provided herein, in the manner and under the conditions prescribed herein. The Plan and Awards shall in no way be interpreted to require the Company to transfer any amounts to a third-party trustee or otherwise to hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

16.2    Nonexclusivity of the Plan.    Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the right and authority of the Board or the Committee to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to one or more classes of individuals or specifically to one or more particular individuals) as the Board or the Committee in their discretion determine desirable.

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16.3    Withholding Taxes.    The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, local or foreign taxes of any kind required by Applicable Laws to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any shares of Stock upon the exercise of an Option or SAR, settlement of a RSU or pursuant to any other Award. At the time of such vesting, lapse of restrictions, exercise or settlement, the Grantee shall pay in cash to the Company or an Affiliate, as the case may be, any amount that the Company or such Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. If there is a same-day sale of shares of Stock subject to an Award, the Grantee shall pay such withholding obligation on the day on which such same-day sale is completed. Subject to the prior approval of the Company or an Affiliate, which may be withheld by the Company or such Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such withholding obligation, in whole or in part, by causing the Company or such Affiliate to withhold shares of Stock otherwise issuable to the Grantee or by delivering to the Company or such Affiliate shares of Stock already owned by the Grantee. The shares of Stock so withheld or delivered shall have an aggregate Fair Market Value equal to such withholding obligation. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or such Affiliate as of the date on which the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 16.3 may satisfy such Grantee’s withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements. The maximum number of shares of Stock that may be withheld from any Award to satisfy any federal, state, local or foreign tax withholding requirements upon the exercise, vesting, lapse of restrictions or settlement applicable to any Award or payment of shares of Stock pursuant to such Award, as applicable, may not exceed such number of shares of Stock having a Fair Market Value equal to the minimum statutory amount required by the Company or the applicable Affiliate to be withheld and paid to any such federal, state, local or foreign taxing authority with respect to such exercise, vesting, lapse of restrictions, settlement or payment of shares of Stock. However, for so long as Accounting Standards Update 2016-09 or a similar rule remains in effect, the Board or the Committee has full discretion to choose, or to allow a Grantee to elect, to withhold a number of Shares having an aggregate Fair Market Value that is greater than the applicable minimum statutory required withholding obligation (but such withholding may in no event be in excess of the maximum required statutory withholding amounts in such Grantee’s relevant tax jurisdiction).

16.4    Captions.    The use of captions in the Plan or any Award Agreement is for convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

16.5    Construction.    Unless the context otherwise requires, all references in the Plan to “including” shall mean “including without limitation.”

16.6    Other Provisions.    Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion.

16.7    Number and Gender.    With respect to words used in the Plan, the singular form shall include the plural form, and the masculine gender shall include the feminine gender, as the context requires.

16.8    Severability.    If any provision of the Plan or any Award Agreement is determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions of the Plan and Award Agreement shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

16.9    Governing Law.    The Plan and the instruments evidencing the Awards shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan and the instruments evidencing any Awards to the substantive laws of any other jurisdiction.

16.10  Foreign Jurisdictions.    To the extent the Committee determines that the material terms set by the Committee imposed by the Plan preclude the achievement of the material purposes of the Plan in jurisdictions outside the United States, the Committee shall have the authority and discretion to modify those terms and provide for such additional terms and conditions as the Committee determines to be necessary, appropriate or desirable to accommodate differences in local law, policy or custom or to facilitate administration of the Plan. The Committee may adopt or approve sub-plans, appendices or supplements to, or amendments, restatements or alternative versions

Annex A-19

of the Plan as in effect for any other purposes. The special terms and any sub-plans, appendices, supplements, amendments, restatements or alternative versions, however, shall not include any provisions that are inconsistent with the terms of the Plan as in effect, unless the Plan could have been amended to eliminate such inconsistency without further approval by the Company’s stockholders.

16.11  Language.    If the Plan or any other document related to the Plan is translated into a language other than English, and if the translated version is different from the English version, the English language version shall take precedence. By acceptance of the Award, the Participant confirms having read and understood the documents relating to the Plan that were provided in English, including, without limitation, the Plan and the Award Agreement, and waives any requirement for the Company or its Affiliates to provide these documents in any other language.

16.12  Code § 409A.    The Plan is intended to comply with Code § 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance with Code § 409A. Any payments described in the Plan that are due within the short-term deferral period as defined under Code § 409A shall not be treated as deferred compensation unless Applicable Laws require otherwise. Any grant of an Option or SAR pursuant to the Plan is intended to comply with the “stock rights” exemption from Code § 409A. Notwithstanding any provision of the Plan to the contrary, to the extent required to avoid accelerated taxation and tax penalties under Code § 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six-month period immediately following the Grantee’s Separation from Service shall instead be paid on the first payroll date after the six-month anniversary of the Grantee’s Separation from Service (or the Grantee’s death, if earlier).

Furthermore, notwithstanding anything in the Plan to the contrary, in the case of an Award that is characterized as deferred compensation under Code § 409A, and pursuant to which settlement and delivery of the cash or shares of Stock subject to the Award is triggered based on a Change in Control, in no event shall a Change in Control be deemed to have occurred for purposes of such settlement and delivery of cash or shares of Stock if the transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulation § 1.409A-3(i)(5) (without regard to any alternative definition thereunder). If an Award characterized as deferred compensation under Code § 409A is not settled and delivered on account of the provision of the preceding sentence, the settlement and delivery shall occur on the next succeeding settlement and delivery triggering event that is a permissible triggering event under Code § 409A. No provision of this paragraph shall in any way affect the determination of a Change in Control for purposes of vesting in an Award that is characterized as deferred compensation under Code § 409A.

Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Grantee under Code § 409A, and neither the Company or an Affiliate nor the Board or the Committee shall have any liability to any Grantee for such tax or penalty.

16.13  Limitation on Liability.    No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award or any Award Agreement. Notwithstanding any provision of the Plan to the contrary, neither the Company, an Affiliate, the Board, the Committee nor any person acting on behalf of the Company, an Affiliate, the Board or the Committee shall be liable to any Grantee or to the estate or beneficiary of any Grantee or to any other holder of an Award under the Plan by reason of any acceleration of income or any additional tax (including any interest and penalties), asserted by reason of the failure of an Award to satisfy the requirements of Code §§ 422 or 409A, by reason of Code § 4999 or otherwise asserted with respect to the Award, provided, that this Section 16.13 shall not affect any of the rights or obligations set forth in an applicable agreement between the Grantee and the Company or an Affiliate.

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Annex A-20

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. 2025 OSR HOLDINGS, INC. 2025 Annual Meeting of Shareholders September 17, 2025, 09:00 A.M. local time This Proxy is Solicited On Behalf Of The Board Of Directors Please Be Sure To Mark, Sign, Date and Return Your Proxy Card in the Envelope Provided PROXY FOLD AND DETACH HERE AND READ THE REVERSE SIDE X Please mark THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3 AND 4. your votes like this 1. Election of Directors. (1) Kuk Hyoun Hwang (2) Jun Chul Whang (3) Alcide Barberis (4) Seng Chin Mah (5) Jin Whan Park (6) Phil Geon Lee (7) Hyuk Joo Jee (8) Joong Myung Cho (9) Reto Fierz FOR all nominees listed to the left WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left) 2. An Advisory vote regarding the approval of compensation paid to our named executive officers. 3. Approval of compensation terms and adopt share-based incentive sub-plans pursuant to the Company’s 2025 Omnibus Incentive Plan. 4. Approval to Exceed 20% Common Share Issuance Pursuant to Nasdaq Listing Rule FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN (Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above) 5635(d). CONTROL NUMBER Signature Signature if held jointly Date , 2025. NOTE: : Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

2025 PROXY FOLD AND DETACH HERE AND READ THE REVERSE SIDE OSR HOLDINGS, INC. ANNUAL MEETING OF SHAREHOLDERS SEPTEMBER 17, 2025 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned appoints Tim Smith and Peter Hwang, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of OSR Holdings, Inc. held of record by the undersigned at the close of business on August 15, 2025 at the Annual Meeting of Stockholders of OSR Holdings, Inc. to be held on September 17, 2025, or at any adjournment thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE NINE NOMINEES TO THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSAL 2, PROPOSAL 3, AND PROPOSAL 4, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. (Continued and to be signed on the reverse side)